                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

Columbia Funds Trust I; Columbia Funds Trust III; Columbia Funds Trust IV; Columbia Funds Trust V; Columbia Funds Trust VI; Columbia Funds Trust VII; Columbia Funds Trust VIII, Columbia Funds Trust IX and Columbia Funds Trust XI

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

         5) Total fee paid:

            --------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            --------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

         3) Filing Party:

            --------------------------------------------------------------------

         4) Date Filed:

            --------------------------------------------------------------------

                               THE COLUMBIA FUNDS


                                 (THE "FUNDS")



                             ONE FINANCIAL CENTER,

                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468



                                 JULY 22, 2005


Dear Shareholder:


I am writing to you to ask for your vote on the following important matters that affect your investment in the Funds: (1) the election of Trustees for your Fund; and (2) the approval of amendments to and the elimination of certain fundamental investment restrictions of your Fund. If approved, these amendments to and eliminations of certain fundamental investment restrictions will serve to facilitate efficient administration of and compliance monitoring for your Fund.


Shareholders of Funds that are voting on certain merger transactions have received or will receive shortly separate proxy statements in connection with the merger transactions. This proxy statement is not a duplicate of the merger proxy statement. It is for a separate shareholder meeting called for the election of Trustees.


It is expected that if shareholders of a Fund approve the election of all nominees to its Board of Trustees, the Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which the legal entities of all of the retail Columbia Funds are expected to be consolidated. Columbia believes that this consolidation will also enhance the efficiency of administration and compliance monitoring for the Columbia Funds. In addition, in connection with this consolidation, the Trustees have approved the amendment of the Declaration of Trust of Columbia Funds Trust IX, which is expected to be effective on August 10, 2005. A comparison of the amended Declaration of Trust to the existing Declaration of Trust for each Fund, including Columbia High Yield Municipal Fund and Columbia Managed Municipals Fund, which are already series of Columbia Funds Trust IX, appears under the heading "Information About the Acquiring Trust" in this Proxy Statement. Please read it carefully.


Included in this booklet is information about the upcoming meeting of shareholders of the Funds (the "Special Meeting"):

     - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to vote; and

     - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).


Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (866)348-1468 or contact your financial advisor.


Sincerely yours,

Christopher L. Wilson
President

                             COLUMBIA FUNDS TRUST I


                      Columbia High Yield Opportunity Fund


                         Columbia Strategic Income Fund


                        Columbia Tax-Managed Growth Fund


                        Columbia Tax-Managed Value Fund



                            COLUMBIA FUNDS TRUST III


                        Columbia Federal Securities Fund


                          Columbia Global Equity Fund


                  Columbia Intermediate Government Income Fund


                             Columbia Liberty Fund


                          Columbia Mid Cap Value Fund


                        Columbia Quality Plus Bond Fund



                            COLUMBIA FUNDS TRUST IV


                      Columbia Municipal Money Market Fund


                            Columbia Tax-Exempt Fund


                        Columbia Tax-Exempt Insured Fund


                            Columbia Utilities Fund



                             COLUMBIA FUNDS TRUST V


                      Columbia California Tax-Exempt Fund


             Columbia Connecticut Intermediate Municipal Bond Fund


                      Columbia Connecticut Tax-Exempt Fund


               Columbia Florida Intermediate Municipal Bond Fund


                   Columbia Intermediate Tax-Exempt Bond Fund


                       Columbia Large Company Index Fund


            Columbia Massachusetts Intermediate Municipal Bond Fund


                     Columbia Massachusetts Tax-Exempt Fund


              Columbia New Jersey Intermediate Municipal Bond Fund


               Columbia New York Intermediate Municipal Bond Fund


                       Columbia New York Tax-Exempt Fund


             Columbia Rhode Island Intermediate Municipal Bond Fund


                       Columbia Small Company Index Fund


                       Columbia U.S. Treasury Index Fund



                            COLUMBIA FUNDS TRUST VI


                         Columbia Growth & Income Fund


                         Columbia Small Cap Value Fund



                            COLUMBIA FUNDS TRUST VII


                          Columbia Newport Tiger Fund



                           COLUMBIA FUNDS TRUST VIII


                              Columbia Income Fund


                        Columbia Intermediate Bond Fund



                            COLUMBIA FUNDS TRUST IX


                       Columbia High Yield Municipal Fund


                        Columbia Managed Municipals Fund

                            COLUMBIA FUNDS TRUST XI


                         Columbia Asset Allocation Fund


                         Columbia Dividend Income Fund


                        Columbia Disciplined Value Fund


                           Columbia Growth Stock Fund


                          Columbia Large Cap Core Fund


                         Columbia Large Cap Growth Fund


                       Columbia Small Company Equity Fund


                            Columbia Small Cap Fund


                          Columbia Young Investor Fund


                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")

                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2005

To the Shareholders of the Funds.

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:


1. To elect your Fund's nominees for Trustees. (To be voted on separately by all shareholders of each trust, voting together with shareholders of all funds of that trust.)



2. To approve amendments to and the elimination of certain fundamental investment restrictions of your Fund. (To be voted upon by the shareholders of each affected fund, voting separately by fund and separately on each proposed amendment or elimination.)


3. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

The Board of Trustees has fixed the close of business on June 28, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Board of Trustees,

R. Scott Henderson
Secretary of the Funds


July 22, 2005



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                             COLUMBIA FUNDS TRUST I


                      Columbia High Yield Opportunity Fund


                         Columbia Strategic Income Fund


                        Columbia Tax-Managed Growth Fund


                        Columbia Tax-Managed Value Fund*



                            COLUMBIA FUNDS TRUST III


                        Columbia Federal Securities Fund


                          Columbia Global Equity Fund


                 Columbia Intermediate Government Income Fund*


                             Columbia Liberty Fund


                          Columbia Mid Cap Value Fund*


                        Columbia Quality Plus Bond Fund



                            COLUMBIA FUNDS TRUST IV


                     Columbia Municipal Money Market Fund*


                            Columbia Tax-Exempt Fund


                        Columbia Tax-Exempt Insured Fund


                            Columbia Utilities Fund



                             COLUMBIA FUNDS TRUST V


                      Columbia California Tax-Exempt Fund


             Columbia Connecticut Intermediate Municipal Bond Fund


                      Columbia Connecticut Tax-Exempt Fund


               Columbia Florida Intermediate Municipal Bond Fund*


                   Columbia Intermediate Tax-Exempt Bond Fund


                       Columbia Large Company Index Fund*


            Columbia Massachusetts Intermediate Municipal Bond Fund


                     Columbia Massachusetts Tax-Exempt Fund


              Columbia New Jersey Intermediate Municipal Bond Fund


               Columbia New York Intermediate Municipal Bond Fund


                       Columbia New York Tax-Exempt Fund


             Columbia Rhode Island Intermediate Municipal Bond Fund


                       Columbia Small Company Index Fund*


                       Columbia U.S. Treasury Index Fund



                            COLUMBIA FUNDS TRUST VI


                         Columbia Growth & Income Fund*


                         Columbia Small Cap Value Fund



                            COLUMBIA FUNDS TRUST VII


                          Columbia Newport Tiger Fund*



                           COLUMBIA FUNDS TRUST VIII


                              Columbia Income Fund


                        Columbia Intermediate Bond Fund



                            COLUMBIA FUNDS TRUST IX


                       Columbia High Yield Municipal Fund


                       Columbia Managed Municipals Fund*

                            COLUMBIA FUNDS TRUST XI


                         Columbia Asset Allocation Fund


                         Columbia Dividend Income Fund


                        Columbia Disciplined Value Fund


                           Columbia Growth Stock Fund


                          Columbia Large Cap Core Fund


                         Columbia Large Cap Growth Fund


                       Columbia Small Company Equity Fund


                            Columbia Small Cap Fund


                          Columbia Young Investor Fund



(EACH ITALICIZED ENTITY, A "FUND"; TOGETHER WITH THE OTHER ITALICIZED ENTITIES,
   THE "FUNDS"; EACH UNITALICIZED ENTITY, A "TRUST"; TOGETHER WITH THE OTHER
                      UNITALICIZED ENTITIES, THE "TRUSTS")


                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468



                                PROXY STATEMENT



                    FOR THE SPECIAL MEETING OF SHAREHOLDERS


                        TO BE HELD ON SEPTEMBER 16, 2005



This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trusts for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held at the offices of the Funds, One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about July 25, 2005. Please read this Proxy Statement and keep it for future reference.



The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should


------------------------------


* Each Fund with an asterisk, a "Merger Fund"; together with the other Funds with an asterisk, the


 "Merger Funds." Shareholders of each of the Merger Funds are voting on certain merger transactions, and have received or will receive shortly separate proxy statements in connection
 with the merger transactions. This proxy statement is not a duplicate of the merger proxy
 statement. It is for a separate shareholder meeting called for the election of Trustees.

know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia Management") has no present intention of changing the way that the Funds are managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:



PROPOSAL                                   AFFECTED FUNDS
--------                                   --------------
Proposal 1: To approve  All Funds
the election of
Trustees.
Proposal 2.A.: To       All Funds except the Merger Funds
approve an amendment
to certain Funds'
fundamental investment
restrictions with
respect to borrowing
money, pledging assets
and issuing senior
securities.
Proposal 2.B.: To       All Funds except the Merger Funds
approve an amendment
to certain Funds'
fundamental investment
restrictions with
respect to making
loans.

PROPOSAL                                   AFFECTED FUNDS
--------                                   --------------
Proposal 2.C.: To       Columbia Asset Allocation Fund
approve an amendment    Columbia Disciplined Value Fund
to certain Funds'       Columbia Dividend Income Fund
fundamental investment  Columbia Federal Securities Fund
restrictions with       Columbia Global Equity Fund
respect to              Columbia Growth Stock Fund
diversification of      Columbia High Yield Municipal Fund
investments.            Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Tax-Exempt Bond Fund
                        Columbia Large Cap Core Fund
                        Columbia Large Cap Growth Fund
                        Columbia Liberty Fund
                        Columbia Quality Plus Bond Fund
                        Columbia Small Cap Fund
                        Columbia Small Cap Value Fund
                        Columbia Small Company Equity Fund
                        Columbia Strategic Income Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia Tax-Managed Growth Fund
                        Columbia U.S. Treasury Index Fund
                        Columbia Utilities Fund
                        Columbia Young Investor Fund
Proposal 2.D.: To       Columbia Asset Allocation Fund
approve an amendment    Columbia Connecticut Intermediate Municipal Bond
to certain Funds'       Fund
fundamental investment  Columbia Disciplined Value Fund
restrictions with       Columbia Dividend Income Fund
respect to investments  Columbia Growth Stock Fund
in commodities.         Columbia High Yield Municipal Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Tax-Exempt Bond Fund
                        Columbia Large Cap Core Fund
                        Columbia Large Cap Growth Fund
                        Columbia Massachusetts Intermediate Municipal Bond
                        Fund
                        Columbia New Jersey Intermediate Municipal Bond Fund
                        Columbia New York Intermediate Municipal Bond Fund
                        Columbia Quality Plus Bond Fund
                        Columbia Rhode Island Intermediate Municipal Bond
                        Fund
                        Columbia Small Cap Fund
                        Columbia Small Company Equity Fund
                        Columbia Tax-Managed Growth Fund
                        Columbia U.S. Treasury Index Fund
                        Columbia Young Investor Fund

PROPOSAL                                   AFFECTED FUNDS
--------                                   --------------
Proposal 2.E.: To       All Funds except the Merger Funds
approve an amendment
to certain Funds'
fundamental investment
restrictions with
respect to investments
in real estate.
Proposal 2.F.: To       All Funds except the Merger Funds
approve an amendment
to certain Funds'
fundamental investment
restrictions with
respect to
underwriting of
securities.
Proposal 2.G.: To       Columbia California Tax-Exempt Fund
approve the             Columbia Connecticut Tax-Exempt Fund
elimination of certain  Columbia Federal Securities Fund
Fund's fundamental      Columbia Global Equity Fund
investment              Columbia Liberty Fund
restrictions with       Columbia Massachusetts Tax-Exempt Fund
respect to purchasing   Columbia New York Tax-Exempt Fund
securities on margin.   Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia U.S. Treasury Index Fund
                        Columbia Utilities Fund
Proposal 2.H.: To       Columbia Global Equity Fund
approve the             Columbia Growth Stock Fund
elimination of certain  Columbia Income Fund
Funds' fundamental      Columbia Intermediate Bond Fund
investment              Columbia U.S. Treasury Index Fund
restrictions with       Columbia Young Investor Fund
respect to investing
for the purpose of
exercising control.
Proposal 2.I.: To       Columbia U.S. Treasury Index Fund
approve the
elimination of certain
Funds' fundamental
investment
restrictions with
respect to short
sales.

PROPOSAL                                   AFFECTED FUNDS
--------                                   --------------
Proposal 2.J.: To       All Funds except the Merger Funds, Columbia Global
approve an amendment    Equity Fund and Columbia Utilities Fund
to certain Funds'
fundamental investment
restrictions with
respect to
concentrating
investments in an
industry.
Proposal 2.K.: To       Columbia U.S. Treasury Index Fund
approve the
elimination of certain
Funds' fundamental
investment
restrictions with
respect to purchasing
illiquid securities.
Proposal 2.L.: To       Columbia U.S. Treasury Index Fund
approve the
elimination of certain
Funds' fundamental
investment
restrictions with
respect to investing
in securities of other
investment companies.
Proposal 2.M.: To       Columbia Small Cap Value Fund
approve the
elimination of certain
Funds' fundamental
investment
restrictions with
respect to buying and
selling puts and
calls.


With respect to Proposal 1, the shareholders of each Fund in a Trust will vote together with the shareholders of all other Funds of that Trust on the election of Trustees. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.M. affecting the Fund.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of your Fund, officers and employees of Columbia Management and other representatives of your Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.


Shareholders of record at the close of business on June 28, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund that is a series of Columbia Funds Trust I, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI or Columbia Trust VII on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shareholders of a Fund that is a series of Columbia Funds Trust VIII, Columbia Funds Trust IX and Columbia Funds Trust XI on the Record Date shall be entitled to a number of votes on any matter on which they are entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).


I. PROPOSAL 1: ELECTION OF TRUSTEES

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund.

REQUIRED VOTE


The affirmative vote of a plurality of the holders of shares of beneficial interest of each series of a Trust (voting together as a single class) present at the Meeting in person or by proxy is required for the election of each such Trustee. The names and ages of the Trustees of the Funds, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the other registered investment companies advised by Columbia Management (the "Fund Complex") overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee is One Financial Center, Boston, MA 02111-2621.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                           POSITION     OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS       OFFICE(1)             DURING PAST FIVE YEARS         BY DIRECTOR
------------------------  ----------   ------------------   ---------------------------------  -------------
Douglas A. Hacker          Director/        1996            Executive Vice President -              101
(Age 49)                   Trustee                          Strategy of United Airlines
                                                            (airline) since December, 2002
                                                            (formerly President of UAL
                                                            Loyalty Services (airline) from
                                                            September, 2001 to December,
                                                            2002; Executive Vice President
                                                            and Chief Financial Officer of
                                                            United Airlines from July, 1999
                                                            to September, 2001; Senior Vice
                                                            President - Finance from March,
                                                            1993 to July, 1999).
Janet Langford Kelly       Director/        1996            Partner, Zelle, Hofmann, Voelbel,       101
(Age 47)                   Trustee                          Mason & Gette LLP (Law firm)
                                                            since 2005; Adjunct Professor of
                                                            Law, Northwestern University,
                                                            since September, 2004; (formerly
                                                            Chief Administration Officer and
                                                            Senior Vice President, Kmart
                                                            Holding Corporation (consumer
                                                            goods), from September, 2003 to
                                                            March, 2004; Executive Vice
                                                            President - Corporate Development
                                                            and Administration, General
                                                            Counsel and Secretary, Kellogg
                                                            Company (food manufacturer), from
                                                            September, 1999 to August, 2003;
                                                            Senior Vice President, Secretary
                                                            and General Counsel, Sara Lee
                                                            Corporation (branded, packaged,
                                                            consumer - products manufacturer)
                                                            from January, 1995 to September,
                                                            1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Douglas A. Hacker                      None
(Age 49)
Janet Langford Kelly                   None
(Age 47)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                           POSITION     OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS       OFFICE(1)             DURING PAST FIVE YEARS         BY DIRECTOR
------------------------  ----------   ------------------   ---------------------------------  -------------
Richard W. Lowry(2)        Director/        1995            Private Investor since August,          103
(Age 69)                   Trustee                          1987 (formerly Chairman and Chief
                                                            Executive Officer, U.S. Plywood
                                                            Corporation (building products
                                                            manufacturer)).
Charles R. Nelson          Director/        1981            Professor of Economics,                 101
(Age 62)                   Trustee                          University of Washington, since
                                                            January, 1976; Ford and Louisa
                                                            Van Voorhis Professor of
                                                            Political Economy, University of
                                                            Washington, since September,
                                                            1993; (formerly Director,
                                                            Institute for Economic Research,
                                                            University of Washington, from
                                                            September, 2001 to June, 2003;
                                                            Adjunct Professor of Statistics,
                                                            University of Washington, since
                                                            September, 1980; Associate
                                                            Editor, Journal of Money Credit
                                                            and Banking, since September,
                                                            1993; consultant on econometric
                                                            and statistical matters).
John J. Neuhauser(2)       Director/        1985            Academic Vice President and Dean        103
(Age 62)                   Trustee                          of Faculties since August, 1999,
                                                            Boston College (formerly Dean,
                                                            Boston College School of
                                                            Management from September, 1977
                                                            to August, 1999).
Patrick J. Simpson         Director/        2000            Partner, Perkins Coie, LLP (law         101
(Age 61)                   Trustee                          firm).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Richard W. Lowry(2)                    None
(Age 69)
Charles R. Nelson                      None
(Age 62)
John J. Neuhauser(2)          Saucony, Inc. (athletic
(Age 62)                             footwear)
Patrick J. Simpson                     None
(Age 61)

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                           POSITION     OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS       OFFICE(1)             DURING PAST FIVE YEARS         BY DIRECTOR
------------------------  ----------   ------------------   ---------------------------------  -------------
Thomas E. Stitzel          Director/        1998            Business Consultant since 1999          101
(Age 69)                   Trustee                          (formerly Professor of Finance
                                                            from 1975 to 1999; College of
                                                            Business, Boise State
                                                            University); Chartered Financial
                                                            Analyst.
Thomas C. Theobald(3)      Director/        1996            Partner and Senior Advisor,             101
(Age 68)                   Trustee                          Chicago Growth Partners (private
                                                            equity investing) since
                                                            September, 2004; (formerly
                                                            Managing Director, William Blair
                                                            Capital Partners (private equity
                                                            investing) from September, 1994
                                                            to September, 2004).
Anne-Lee Verville          Director/        1998            Retired since 1997 (formerly            101
(Age 59)                   Trustee                          General Manager, Global Education
                                                            Industry, IBM Corporation
                                                            (computers and technology) from
                                                            1994 to 1997).
Richard L. Woolworth       Director/        1991            Retired since December, 2003            101
(Age 64)                   Trustee                          (formerly Chairman and Chief
                                                            Executive Officer, The Regence
                                                            Group (regional health insurer);
                                                            Chairman and Chief Executive
                                                            Officer, Blue Cross Blue Shield
                                                            of Oregon; Certified Public
                                                            Accountant, Arthur Young &
                                                            Company).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Thomas E. Stitzel                      None
(Age 69)
Thomas C. Theobald(3)     Anixter International (network
(Age 68)                  support equipment distributor);
                             Ventas Inc. (real estate
                           investment trust); Jones Lang
                          LaSalle (real estate management
                           services) and Ambac Financial
                            Group (financial guarantee
                                    insurance).
Anne-Lee Verville            Chairman of the Board of
(Age 59)                   Directors, Enesco Group, Inc.
                              (designer, importer and
                            distributor of giftware and
                                  collectibles).
Richard L. Woolworth       NorthWest Natural (a natural
(Age 64)                      gas service provider).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                       YEAR FIRST ELECTED                                         COMPLEX
                           POSITION     OR APPOINTED TO          PRINCIPAL OCCUPATION(S)         OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS       OFFICE(1)             DURING PAST FIVE YEARS         BY DIRECTOR
------------------------  ----------   ------------------   ---------------------------------  -------------
INTERESTED TRUSTEE
William E. Mayer(2)(4)     Director/        1994            Partner, Park Avenue Equity             103
(Age 65)                   Trustee                          Partners (private equity) since
                                                            February, 1999; (formerly
                                                            Partner, Development Capital LLC
                                                            from November, 1996 to February,
                                                            1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
INTERESTED TRUSTEE
William E. Mayer(2)(4)    Lee Enterprises (print media);
(Age 65)                   WR Hambrecht + Co. (financial
                          service provider); First Health
                           (healthcare); Readers Digest
                              (publisher); OPENFIELD
                            Solutions (retail industry
                               technology provider).


(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.


(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Funds by reason of his affiliation with WR Hambrecht + Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

CONSOLIDATION OF LEGAL ENTITIES


The Trustees have also approved, subject to shareholder approval of the election of all current Trustees, the reorganization of each Fund as a series (a "New Fund") of a single Massachusetts business trust, Columbia Funds Trust IX (the "Acquiring Trust"). The Trustees believe that the consolidation of the Funds into a single legal entity will enhance the efficiency of compliance monitoring and administration. This consolidation is currently expected to be effected in the first quarter of 2006 (or in the case of each Fund that is a surviving fund in a merger transaction, on the date of the closing of such merger transaction). The New Fund will have the same fundamental investment restrictions as the corresponding Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 2.A. through 2.M.). All of the Trustees of the Acquiring Trust are expected to serve as Trustees of the New Funds, even if one or more of such Trustees are not elected pursuant to Proposal 1.



The consolidation of legal entities (the "Reorganizations") would be effected pursuant to a plan of reorganization (a "Plan") that provides for the transfer of all of the assets of each Fund to a New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund.



As described in more detail below in "Information About the Acquiring Trust", the Acquiring Trust, like each Trust, is a business trust governed by Massachusetts law and an agreement and declaration of trust (the "Agreement and Declaration of Trust"). The Acquiring Trust has separate series representing different portfolios. Each series of the Acquiring Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series will be further divided into separate classes. The New Funds will continue the business of the Funds.


Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as the corresponding Fund immediately prior to the Reorganization.

Because each Reorganization would satisfy the provisions of Rule 17a-8 of the Investment Company Act of 1940, as amended (the "1940 Act") that permit reorganizations without a shareholder vote and none of the Agreements and Declarations of Trust of the Funds requires a shareholder vote for such Reorganizations, no shareholder vote is required to complete the Reorganizations.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS


At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of the Funds (as defined in Section 2(a)(19) of the 1940
Act) (each, an "Independent Trustee") unanimously approved the Reorganization of each Fund. The Board was assisted in its determination by independent legal counsel for the Independent Trustees. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.



The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by Columbia Management and not the Trusts or the Funds.


The primary purpose of the Reorganizations is to facilitate compliance monitoring efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION


Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Valuation Date, currently expected to be October 7, 2005, for Columbia Tax-Managed Growth Fund; September 23, 2005, for Columbia Federal Securities Fund, Columbia Strategic Income Fund and Columbia Intermediate Tax-Exempt Bond Fund; September 16, 2005, for Columbia Tax-Exempt Fund and Columbia California Tax-Exempt Fund; and a date in the first quarter of 2006 for all other Funds. The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 11 to this Proxy Statement.


Each Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. For more information about the tax consequences of the proposed Reorganizations, see "Federal Income Tax Consequences of the Reorganizations" below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Trustees of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by Columbia Management.

OTHER MATTERS

The investment objectives, policies and restrictions of each Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, Columbia Management will serve as the investment adviser of each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of each New Fund.


INFORMATION ABOUT THE ACQUIRING TRUST. On May 11, 2005, the Trustees of the Acquiring Trust approved the amendment and restatement of the Acquiring Trust's Agreement and Declaration of Trust (as amended and restated, the "Declaration of Trust")and By-Laws (as amended and restated, the "By-Laws"), which are expected to be effective on August 10, 2005.



The table below summarizes the significant differences between the Declaration of Trust and By-Laws of the Acquiring Trust (as are expected to be effective on August 10, 2005) and the organizational documents for the Funds. Prior to the amendment and restatement of the Declaration of Trust and By-laws of the Acquiring Trust approved by the Trustees of the Acquiring Trust on May 11, 2005, the Agreement and Declaration of Trust of the Acquiring Trust were identical to those of Columbia Funds Trust VIII and Columbia Funds Trust XI. For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Acquiring Trust at its address listed on the cover page of this Proxy Statement.

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
SHAREHOLDER LIABILITY:    A shareholder or former             A shareholder or former
                          shareholder held to be personally   shareholder held to be personally
                          liable solely by reason of his or   liable solely by reason of his or
                          her being or having been a          her being or having been a
                          shareholder is entitled to be       shareholder is entitled to be
                          held harmless from and              held harmless from and
                          indemnified against all loss and    indemnified against all loss and
                          expense arising from such           expense arising from such
                          liability.                          liability.
                          Every note, bond, contract,         Every note, bond, contract,
                          instrument, certificate or          instrument, certificate or
                          undertaking made or issued by any   undertaking made or issued by any
                          Trustees or Trustee or by any       Trustees or Trustee or by any
                          officers or officer must recite     officers or officer must recite
                          that the same was executed or       that the same was executed or
                          made by or on behalf of the Trust   made by or on behalf of the Trust
                          and that obligations of such        and that obligations of such
                          instrument are not binding on any   instrument are not binding on any
                          of them or shareholders             of them or shareholders
                          individually.                       individually.
SHAREHOLDER VOTING        Shareholders have the power to      Shareholders have the power to
RIGHTS:                   vote only (i) for the election      vote only (i) for the election or
                          or, to the extent required by       removal of Trustees; (ii) with
                          law, removal of Trustees; (ii)      respect to any investment
                          with respect to any termination,    adviser; (iii) with respect to
                          by the shareholders, of the Trust   any termination, by the
                          or series or class of the Trust;    shareholders, of the Trust or
                          (iii) with respect to derivative    series or class of the Trust;
                          actions, to the extent certain      (iv) with respect to any
                          demand requirements are met; and    amendment, by the Trustees that
                          (iv) with respect to any other      requires shareholder
                          matters required by law, the        authorization; (v) with respect
                          organizational documents or         to derivative actions similar to
                          deemed desirable by the Board of    a Massachusetts corporation; and
                          Trustees.                           (vi) with respect to any other
                                                              matters required by law, the
                                                              organizational documents, or
                                                              deemed desirable by the Board of
                                                              Trustees.


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------
SHAREHOLDER LIABILITY:    A shareholder or former shareholder
                          held to be personally liable solely
                          by reason of his or her being or
                          having been a shareholder is
                          entitled to be held harmless from
                          and indemnified against all loss and
                          expense arising from such liability.
                          Every note, bond, contract,
                          instrument, certificate or
                          undertaking made or issued by any
                          Trustees or Trustee or by any
                          officers or officer must recite that
                          the same was executed or made by or
                          on behalf of the Trust and that
                          obligations of such instrument are
                          not binding on any of them or
                          shareholders individually.
SHAREHOLDER VOTING        Shareholders have the power to vote
RIGHTS:                   only (i) for the election or removal
                          of Trustees; (ii) with respect to
                          any investment adviser; (iii) with
                          respect to any termination, by the
                          shareholders, of the Trust or series
                          or class of the Trust; (iv) with
                          respect to any amendment, by the
                          shareholders, to the Declaration of
                          Trust; (v) with respect to
                          derivative actions similar to a
                          Massachusetts corporation, to the
                          extent certain demand requirements
                          are met; and (vi) with respect to
                          any other matters required by law,
                          the organizational documents or
                          deemed desirable by the Board of
                          Trustees.

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
                          No shareholder may bring a
                          derivative claim without first
                          requesting the Trustees to bring
                          or maintain such action,
                          proceeding or claim. Such demand
                          shall be excused only when the
                          plaintiff makes a specific
                          showing that irreparable injury
                          to the Trust or series would
                          otherwise result.
                          Each whole share (or fractional     On a record date, each
                          share) outstanding on the record    outstanding share or fractional
                          date is entitled to a number of     share is entitled to one vote or
                          votes on any matter which it is     a proportional fractional vote.
                          entitled to vote equal to the net   Shareholders may vote together
                          asset value of the share (or        with shareholders of the other
                          fractional share) in U.S. dollars   series of the Trust on matters
                          determined at the close of          affecting the Trust as a whole,
                          business on the record date (for    such as the election of Trustees.
                          example, a share having a net
                          asset value of $10.50 would be
                          entitled to 10.5 votes).
                          Shareholders will vote together
                          with shareholders of the other
                          series of the Trust on matters
                          affecting the Trust as a whole,
                          such as the election of Trustees.
SHAREHOLDER MEETINGS:     Shareholders have no specific       Shareholders have no specific
                          right to call meetings, except as   right to call meetings, except as
                          may be required by applicable       may be required by applicable
                          law, including the Investment       law, including the Investment
                          Company Act of 1940.                Company Act of 1940.


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------

                          Each whole share (or fractional
                          share) outstanding on the record
                          date is entitled to a number of
                          votes on any matter which it is
                          entitled to vote equal to the net
                          asset value of the share (or
                          fractional share) in U.S. dollars
                          determined at the close of business
                          on the record date (for example, a
                          share having a net asset value of
                          $10.50 would be entitled to 10.5
                          votes).
                          Shareholders may vote together with
                          shareholders of the other series of
                          the Trust on matters affecting the
                          Trust as a whole, such as the
                          election of Trustees.
SHAREHOLDER MEETINGS:     Shareholders may call a meeting upon
                          written application of shareholders
                          holding at least 10% of the
                          outstanding shares, or 10% of the
                          outstanding shares of any series or
                          class (if shareholders of such
                          series or class are entitled to vote
                          by individual series or class. The
                          application must state the

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
SHAREHOLDER QUORUM:       30% of the shares entitled to       30% of the shares entitled to
                          vote at the meeting.                vote at the meeting.
SHAREHOLDER CONSENT:      Majority consent required for       Majority consent required for
                          shareholder action taken without    shareholder action taken without
                          a meeting.                          a meeting.
NOTICE TO SHAREHOLDERS:   Notice of shareholder meetings is   Written notice of shareholder
                          to be mailed, postage prepaid, or   meetings must be given not less
                          sent by facsimile or other          than seven days in advance.
                          electronic submission not less
                          than seven days before the date     Notice is not expressly required
                          of such meeting.                    to include the purpose for which
                          Notice is not expressly required    the meeting is called.
                          to state the purpose for which
                          the meeting is called.
SHAREHOLDER PROXIES:      Shareholders may put a proxy in     Shareholders may put a proxy in
                          place for a duration of up to six   place for a duration of up to six
                          months.                             months.
TRUSTEE'S POWER TO AMEND  The Declaration of Trust may be     The Declaration of Trust may be
DECLARATION OF TRUST:     amended at any time by an           amended at any time by an
                          instrument in writing signed by a   instrument in writing signed by a
                          majority of the then Trustees,      majority of the then Trustees
                          provided that, for non-             when authorized so to do by vote
                          ministerial amendments, notice is   of a majority of the shares
                          promptly mailed to shareholders     entitled to vote with respect to
                          as of the day such amendment is     such amendment, except that
                          effective.                          shareholder authorization is not
                                                              required for amendments to change
                                                              the name of the Trust, supply any
                                                              omission, cure any ambiguity or
                                                              cure, correct or supplement any
                                                              defective or inconsistent
                                                              provision.


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------
                          purpose of the meeting and the
                          matters to be acted upon.
SHAREHOLDER QUORUM:       30% of the shares entitled to vote
                          at the meeting.
SHAREHOLDER CONSENT:      Majority consent required for
                          shareholder action taken without a
                          meeting.
NOTICE TO SHAREHOLDERS:   Notice of shareholder meetings is to
                          be mailed, postage prepaid, not less
                          than seven days before the date of
                          such meeting.
                          Notice must include the purpose or
                          purposes for which a meeting is
                          called.
SHAREHOLDER PROXIES:      Shareholders may put a proxy in
                          place for a duration of up to six
                          months.
TRUSTEE'S POWER TO AMEND  Except when otherwise required by
DECLARATION OF TRUST:     the Investment Company Act of 1940,
                          the Declaration of Trust may be
                          amended by a majority vote of the
                          Trustees, provided that, for
                          non-ministerial amendments, notice
                          is mailed promptly to shareholders
                          as of the day such amendment is
                          effective.

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
TERMINATION OF TRUST:     Shareholders have the right to      Shareholders have the right to
                          terminate the Trust, or series or   terminate the Trust or series
                          class, upon approval of at least    upon approval of at least
                          66 2/3% of the outstanding shares   two-thirds of the outstanding
                          of the Trust or the affected        shares of the Trust or the
                          series or class.                    affected series.
                          Trustees may terminate the Trust,   Trustees may terminate the Trust
                          or any series or class, without     or series without shareholder
                          shareholder approval by written     approval by written notice to the
                          notice to shareholders.             shareholders.
MERGER OR CONSOLIDATION   The Declaration of Trust provides   Shareholders have no express
TRUST:                    that a consolidation, merger or     right under the Declaration of
                          transfer may be authorized by       Trust to vote on mergers or
                          vote of a majority of the           consolidations.
                          Trustees then in office without
                          shareholder approval, unless
                          otherwise required by law.
REMOVAL OF TRUSTEES:      Trustee may be removed, with or     Trustee may be removed, with or
                          without cause, by a majority of     without cause, by (i) a majority
                          Trustees then in office.            of Trustees then in office or
                                                              (ii) by a vote of two-thirds of
                                                              the holders of outstanding
                                                              shares, with, at a meeting called
                                                              for the purpose.
DIRECTOR/TRUSTEE          Not limited.                        Not limited.
COMMITTEES:
TRUSTEE LIABILITY:        Trustees are not personally         Trustees are not personally
                          liable for claims against the       liable for claims against the
                          Trust or for any neglect or         Trust or for any neglect or
                          wrongdoing of any officer, agent,   wrongdoing of any officer, agent,
                          employee, investment adviser, or    employee, investment adviser, or
                          principal underwriter of the        principal underwriter of the
                          Trust.                              Trust.


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------
TERMINATION OF TRUST:     Shareholders have the right to
                          terminate the Trust, or series or
                          class, upon approval of at least a
                          majority of the outstanding shares
                          of the Trust or the affected series
                          or class.
                          Trustees may terminate the Trust, or
                          series or class, without shareholder
                          approval by written notice to
                          shareholders.
MERGER OR CONSOLIDATION   Shareholders have no express right
TRUST:                    under the Declaration of Trust to
                          vote on mergers or consolidations.
REMOVAL OF TRUSTEES:      Trustee may be removed, with or
                          without cause, by (i) a majority of
                          Trustees then in office; (ii) by a
                          vote of two-thirds of the holders of
                          outstanding shares at a meeting
                          called for the purpose; or (iii) by
                          the holders of two-thirds of the
                          outstanding shares by declaration in
                          writing filed with the custodian of
                          the Trust.
DIRECTOR/TRUSTEE          Not limited.
COMMITTEES:
TRUSTEE LIABILITY:        Trustees are not personally liable
                          for claims against the Trust or for
                          any neglect or wrongdoing of any
                          officer, agent, employee, investment
                          adviser, or principal underwriter of
                          the Trust.

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
                          Each Trustee is not responsible     Each Trustee is not responsible
                          for the act or omission of any      for the act or omission of any
                          other Trustee and may be liable     other Trustee and may be liable
                          only by reason of willful           only by reason of willful
                          misfeasance, bad faith, gross       misfeasance, bad faith, gross
                          negligence or reckless disregard    negligence or reckless disregard
                          of the duties involved in the       of the duties involved in the
                          conduct of his office.              conduct of his office.
                          The appointment, designation or
                          identification of a Trustee as
                          the chairman of the Board, the
                          lead or assistant lead
                          independent Trustee, a member or
                          chairman of a committee of the
                          Board, an expert on any topic or
                          in any area (including an audit
                          committee financial expert) or as
                          having any other special
                          appointment, designation or
                          identification shall not (a)
                          impose on that person any duty,
                          obligation or liability that is
                          greater than the duties,
                          obligations and liabilities
                          imposed on that person as a
                          Trustee in the absence of the
                          appointment, designation or
                          identification or (b) affect in
                          any way such Trustee's rights or
                          entitlement to indemnification,
                          and no Trustee who has special
                          skills or expertise, or is
                          appointed, designated or
                          identified as aforesaid, shall
                          (x) be held to a higher standard
                          of care by virtue thereof or (y)
                          be limited with respect to any
                          indemnification to which such
                          Trustee would otherwise be
                          entitled.


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------
                          Each Trustee is not responsible for
                          the act or omission of any other
                          Trustee and may be liable only by
                          reason of willful misfeasance, bad
                          faith, gross negligence or reckless
                          disregard of the duties involved in
                          the conduct of his office.

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
TRUSTEE INDEMNIFICATION:  The By-Laws state that the Trust    The Declaration of Trust states
                          will indemnify each of its          that the Trust will indemnify
                          Trustees and officers who are not   each of its Trustees and officers
                          employees or officers of any        against all liabilities and
                          investment adviser to the Trust     expenses, including amounts paid
                          or any affiliated person thereof    in satisfaction of judgments, in
                          and may indemnify each of its       compromise, as fines and
                          officers who are employees or       penalties, and as counsel fees,
                          officers of any investment          reasonably incurred by such
                          adviser to the Trust or any         person while in office or
                          affiliated person thereof against   thereafter, by reason of the
                          all liabilities and expenses,       indemnified person's service as a
                          including amounts paid in           Trustee or officer. The Trust
                          satisfaction of judgments, in       will not indemnify its Trustees
                          compromise, as fines and            and officers against any
                          penalties, and as counsel fees,     liability to the Trust or to its
                          reasonably incurred by such         shareholders to which he or she
                          person while in office or           would otherwise be subject by
                          thereafter, by reason of the        reason of willful misfeasance,
                          indemnified person's service as a   bad faith, gross negligence or
                          Trustee or officer. The Trust       reckless disregard of the duties
                          will not indemnify its Trustees     involved in the conduct of such
                          and officers against any            person's office.
                          liability to the Trust or to its
                          shareholders to which he or she     Under the Declaration of Trust,
                          would otherwise be subject by       in the absence of a final
                          reason of willful misfeasance,      decision on the merits by an
                          bad faith, gross negligence or      adjudicating body that such
                          reckless disregard of the duties    person is liable by reason of
                          involved in the conduct of his      willful misfeasance, bad faith,
                          office.                             gross negligence or reckless
                          Under the By-Laws, in the absence   disregard of the duties involved
                          of a final decision on the merits   in the conduct of their office,
                          by an adjudicating body that such   indemnification will be provided
                          person has not acted in good        if (a) approved as in the best
                          faith in the reasonable belief      interests of the Trust, after
                          that such person's action was in    notice that it involves such
                          the best interests of the Trust     indemnification, by at least a
                          or is liable to the Trust or its    majority of the disinterested
                          Shareholders by reason of willful   Trustees acting on the matter
                                                              (provided that a majority of the


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------
TRUSTEE INDEMNIFICATION:  The Declaration of Trust states that the Trust will indemnify each of its
                          Trustees and officers against all
                          liabilities and expenses, including
                          amounts paid in satisfaction of
                          judgments, in compromise, as fines
                          and penalties, and as counsel fees,
                          reasonably incurred by such person
                          while in office or thereafter, by
                          reason of the indemnified person's
                          service as a Trustee or officer. The
                          Trust will not indemnify its
                          Trustees and officers against any
                          liability to the Trust or to its
                          shareholders to which he or she
                          would otherwise be subject by reason
                          of willful misfeasance, bad faith,
                          gross negligence or reckless
                          disregard of the duties involved in
                          the conduct of his office.
                          Under the Declaration of Trust, in
                          the absence of a final decision on
                          the merits by an adjudicating body
                          that such person is not liable by
                          reason of willful misfeasance, bad
                          faith, gross negligence or reckless
                          disregard of the duties involved in
                          the conduct of their office, no
                          indemnification will be provided
                          unless such person is determined to
                          be not liable by (a) a vote of a
                          majority of the disinterested
                          Trustees or (b) an independent legal
                          counsel as expressed in a written
                          opinion.

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
                          misfeasance, bad faith, gross       disinterested Trustees then in
                          negligence or reckless disregard    office act on the matter) upon a
                          of the duties involved in the       determination, based upon a
                          conduct of his or her office,       review of readily available
                          indemnification will be provided    facts, that such person is not
                          if (a) approved, after notice       liable to the Trust or its
                          that it involves such               shareholders by reason of willful
                          indemnification, by at least a      misfeasance, bad faith, gross
                          majority of the disinterested       negligence or reckless disregard
                          Trustees acting on the matter       of the duties involved in the
                          (provided that a majority of the    conduct of his or her office or
                          disinterested Trustees then in      (b) there has been obtained an
                          office act on the matter) upon a    opinion in writing of independent
                          determination, based upon a         legal counsel to the effect that
                          review of readily available         such indemnification would not
                          facts, that such person has acted   protect such person against any
                          in good faith in the reasonable     liability to the Trust to which
                          belief that such person's action    such person would otherwise be
                          was in the best interests of the    subject by reason of willful
                          Trust and is not liable to the      misfeasance, bad faith, gross
                          Trust or its shareholders by        negligence or reckless disregard
                          reason of willful misfeasance,      of the duties involved in the
                          bad faith, gross negligence or      conduct of his or her office.
                          reckless disregard of the duties
                          involved in the conduct of his or
                          her office or (b) there has been
                          obtained an opinion in writing of
                          independent legal counsel, based
                          upon a review of readily
                          available facts to the effect
                          that such person appears to have
                          acted in good faith in the
                          reasonable belief that such
                          person's action was in the best
                          interests of the Trust and that
                          such indemnification would not
                          protect such person against any
                          liability to the Trust to which
                          such person would otherwise be
                          subject by reason of willful


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------

                                                                   COLUMBIA FUNDS TRUST I
                                                                  COLUMBIA FUNDS TRUST III
                                                                   COLUMBIA FUNDS TRUST IV
                                                                   COLUMBIA FUNDS TRUST V
                                                                   COLUMBIA FUNDS TRUST VI
                                 THE ACQUIRING TRUST              COLUMBIA FUNDS TRUST VII
                          ---------------------------------   ---------------------------------
                          misfeasance, bad faith, gross
                          negligence or reckless disregard
                          of the duties involved in the
                          conduct of his or her office.
LEGAL EXPENSES:           The By-Laws state that legal        The Declaration of Trust states
                          expenses may be paid from time to   that legal expenses may be paid
                          time by the Trust in advance of     from time to time by the Trust in
                          the final disposition of any such   advance of the final disposition
                          proceeding if the Trust receives    of any such proceeding if the
                          a written undertaking by the        Trust receives a written
                          indemnified person to reimburse     undertaking by the indemnified
                          the Trust in the event it is        person to reimburse the Trust in
                          subsequently determined that the    the event it is subsequently
                          indemnified person is not           determined that the indemnified
                          entitled to such indemnification    person is not entitled to such
                          and (a) the indemnified person      indemnification and (a) the
                          provides security for his           indemnified person provides
                          undertaking, or (b) the Trust is    security for his undertaking, or
                          insured against losses arising by   (b) the Trust is insured against
                          reason of any lawful advances, or   losses arising by reason of any
                          (c) a majority of the               lawful advances, or (c) a
                          disinterested, non-party Trustees   majority of the disinterested,
                          or an independent legal counsel,    non-party Trustees or an
                          as expressed in a written           independent legal counsel, as
                          opinion, determines that there is   expressed in a written opinion,
                          reason to believe that the          determines that there is reason
                          indemnified person ultimately       to believe that the indemnified
                          will be found entitled to           person ultimately will be found
                          indemnification.                    entitled to indemnification.
DIVIDENDS:                Not limited.                        Not limited.


                               COLUMBIA FUNDS TRUST VIII
                                COLUMBIA FUNDS TRUST IX
                          (PRIOR TO AMENDMENT AND RESTATEMENT)
                                COLUMBIA FUNDS TRUST XI
                          ------------------------------------




LEGAL EXPENSES:           The Declaration of Trust states that
                          legal expenses may be paid from time
                          to time by the Trust in advance of
                          the final disposition of any such
                          proceeding if the Trust receives a
                          written undertaking by the
                          indemnified person to reimburse the
                          Trust (unless it is determined that
                          such person is ultimately entitled
                          to indemnification) and (a) the
                          indemnified person provides security
                          for his undertaking, or (b) the
                          Trust is insured against losses
                          arising by reason of any lawful
                          advances, or (c) a majority of the
                          disinterested, non-party Trustees or
                          an independent legal counsel, as
                          expressed in a written opinion,
                          determines that there is reason to
                          believe that the indemnified person
                          ultimately will be found entitled to
                          indemnification.
DIVIDENDS:                Not limited.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS


The Reorganizations are intended to be tax-free. As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:


(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
      Fund) may be subject to limitation under Sections 383 and 284 of the Code.


The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).



The opinion will be based on certain factual certifications made by officers of each Trust and the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.


TRUSTEES' COMPENSATION


The members of the Board of Trustees also serve as trustees for certain other portfolios in the Fund Complex. As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.


FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Trustee any letter that does not relate to the business of a Fund.

TRUSTEE SHARE OWNERSHIP


The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Fund Complex. Except as shown in Appendix C, the Trustees did not, as of December 31, 2004 beneficially own shares of the Funds.


TRUSTEES' MEETINGS AND COMMITTEES


The Board is responsible for the overall management and supervision of your Fund's affairs and for protecting the interests of your Fund's shareholders. For the calendar year ended December 31, 2004, your Fund held 18 meetings (5 regular joint Board meetings and 13 special joint Board meetings). The Funds are not required under their Agreements and Declarations of Trust to hold annual meetings, but have voluntarily undertaken to hold meetings to elect Trustees at least every five years.


The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

Your Fund has an Audit Committee (the "Audit Committee") comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor your Fund's accounting policies, financial reporting and internal control systems and the work of your Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of your Fund's financial statements, (2) your Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for your Fund.

The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for your Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE


Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix D.


Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of your Fund who wish to nominate a candidate to your Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of your Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.


When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from your Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE


Mses. Kelly and Verville, and Messrs. Nelson, Neuhauser, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent.



                                                        NUMBER OF
                                                        MEETINGS
                                                      FOR CALENDAR
                                                       YEAR ENDED
                                                    DECEMBER 31, 2004
                                                    -----------------
Audit Committee                                            11
Governance Committee                                        4
Advisory Fees & Expenses Committee                          7
Compliance Committee                                        6


5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of your Fund's independent registered public accountant to provide audit and non-audit services to your Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT


The table in Appendix E1 sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.


All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to a Fund during its most recent fiscal year were pre-approved by the Audit Committee.


The amount billed by PwC in each of the last two fiscal years for audit-related services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund was $95,000.



The table in Appendix E2 sets forth the aggregate fees billed by PwC for non-audit services for the Funds, Columbia and Columbia Affiliates for the last two fiscal years.


The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.


REQUIRED VOTE. The affirmative vote of a plurality of the holders of shares of beneficial interest of each Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.


II. PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected Funds approve the elimination of and revisions to certain fundamental investment restrictions of such Funds. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.


The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Funds are discussed below. Columbia Management has indicated that it has no present intention of changing the manner in which it manages the Funds in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Trustees believe that Columbia Management will be better able to manage the Funds in a changing regulatory or investment environment. In addition, the process of monitoring the Funds' compliance with investment restrictions will be simplified.


The discussion below in Proposals 2.A. through 2.M. highlights the differences between the Funds' current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund's current restrictions (contained in EXHIBITS 1 through 10) with the proposed restrictions.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING
     MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

AFFECTED FUNDS: All Funds except the Merger Funds


The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBITS 1 and 2 list the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money, pledging assets and issuing senior securities, respectively. Generally, the Funds' current fundamental investment restrictions are more restrictive than these 1940 Act requirements.

The Trustees recommend that each affected Fund amend its policy so that it will allow each affected Fund to issue senior securities, pledging assets or borrow money to the full extent permitted under applicable law. The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act does not require a fundamental restriction with respect to the ability to pledge assets.


The proposed amended fundamental investment restriction is as follows:

     "The fund may not. . . [b]orrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS: All Funds except the Merger Funds


The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Trustees recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief. EXHIBIT 3 lists the current fundamental investment restriction of each Fund with respect to making loans.


The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."


Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that a fund may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each

Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:


Columbia Asset Allocation Fund


Columbia Disciplined Value Fund


Columbia Dividend Income Fund


Columbia Federal Securities Fund


Columbia Global Equity Fund


Columbia Growth Stock Fund


Columbia High Yield Municipal Fund


Columbia High Yield Opportunity Fund


Columbia Income Fund


Columbia Intermediate Bond Fund


Columbia Intermediate Tax-Exempt Bond Fund


Columbia Large Cap Core Fund


Columbia Large Cap Growth Fund


Columbia Liberty Fund


Columbia Quality Plus Bond Fund


Columbia Small Cap Fund


Columbia Small Cap Value Fund


Columbia Small Company Equity Fund


Columbia Strategic Income Fund


Columbia Tax-Exempt Fund


Columbia Tax-Exempt Insured Fund


Columbia Tax-Managed Growth Fund


Columbia U.S. Treasury Index Fund


Columbia Utilities Fund


Columbia Young Investor Fund


The Trustees recommend that each affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a "diversified" Fund as defined in the 1940 Act. Under the 1940 Act, a "diversified" Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund's total assets is not subject to this restriction.

EXHIBIT 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of "diversified" company and read as follows:


     "The fund may not . . . [p]urchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief."



It is intended that this restriction will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations of the SEC under Section 5 of the 1940 Act. For example, for purposes of this restriction, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund's investments in the guarantor (or issuer of the letter of credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund's total assets.



In addition, for Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Intermediate Tax-Exempt Bond Fund, Columbia Tax-Exempt Fund and Columbia Tax-Exempt Insured Fund, the proposed restriction would provide that:


     "For purposes of this restriction, tax exempt securities that are supported solely by the revenues of a particular private entity will be deemed to have been issued by that entity."

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds' restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     COMMODITIES.

AFFECTED FUNDS:


Columbia Asset Allocation Fund


Columbia Connecticut Intermediate Municipal Bond Fund


Columbia Disciplined Value Fund


Columbia Dividend Income Fund


Columbia Growth Stock Fund


Columbia High Yield Municipal Fund


Columbia Income Fund


Columbia Intermediate Bond Fund


Columbia Intermediate Tax-Exempt Bond Fund


Columbia Large Cap Core Fund


Columbia Large Cap Growth Fund


Columbia Massachusetts Intermediate Municipal Bond Fund


Columbia New Jersey Intermediate Municipal Bond Fund


Columbia New York Intermediate Municipal Bond Fund


Columbia Quality Plus Bond Fund


Columbia Rhode Island Intermediate Municipal Bond Fund


Columbia Small Cap Fund


Columbia Small Company Equity Fund


Columbia Tax-Managed Growth Fund


Columbia U.S. Treasury Index Fund


Columbia Young Investor Fund



The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. EXHIBIT 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts (including, for one Fund, investments in oil, gas or mineral development programs or leases). The Funds' current restrictions generally prohibit them from purchasing commodities or commodity contracts, but for certain of the Funds permit them to invest in certain futures contracts.


The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts."


The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to investments in commodities be amended as proposed. The proposed amendment would make it clear that the Funds may utilize not only certain futures, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds' investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.


2.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     REAL ESTATE.

AFFECTED FUNDS: All Funds except the Merger Funds


The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. EXHIBIT 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, many Funds' investment policies restrict their ability to sell real estate even when the Fund acquires ownership of the real estate as a result of its permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Trustees recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of its rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell real estate, except a fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING
     OF SECURITIES.

AFFECTED FUNDS: All Funds except the Merger Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

EXHIBIT 7 lists the current fundamental investment restrictions with respect to participation in the underwriting of securities of each of the affected Funds. The proposed amended fundamental investment restriction is as follows:


     "The fund may not . . . [u]nderwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933 except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Trustees recommend that this policy be amended as proposed in order to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

2.G. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING SECURITIES ON MARGIN

AFFECTED FUNDS:


Columbia California Tax-Exempt Fund


Columbia Connecticut Tax-Exempt Fund


Columbia Federal Securities Fund


Columbia Global Equity Fund


Columbia Liberty Fund


Columbia Massachusetts Tax-Exempt Fund


Columbia New York Tax-Exempt Fund


Columbia Tax-Exempt Fund


Columbia Tax-Exempt Insured Fund


Columbia U.S. Treasury Index Fund


Columbia Utilities Fund



EXHIBIT 8 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities on margin. Section 12(a)(1) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Funds' best interests to maintain unnecessary fundamental policies. Accordingly, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities on margin be eliminated.

2.H. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

AFFECTED FUNDS:


Columbia Global Equity Fund


Columbia Growth Stock Fund


Columbia Income Fund


Columbia Intermediate Bond Fund


Columbia U.S. Treasury Index Fund


Columbia Young Investor Fund



EXHIBIT 9 lists the current fundamental investment restriction of each of the affected Funds with respect to investing for the purpose of exercising control. Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a Fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to investing for the purpose of exercising control be eliminated.


2.I. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT
     SALES

AFFECTED FUND:


Columbia U.S. Treasury Index Fund


The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[m]ake short sales of securities or maintain a short position."


There are no SEC rules requiring, and the 1940 Act does not require, that the Fund state a fundamental investment policy with respect to short sales. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to short sales be eliminated.

2.J. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     CONCENTRATING INVESTMENTS IN AN INDUSTRY


AFFECTED FUNDS: All Funds except the Merger Funds, Columbia Global Equity Fund and Columbia Utilities Fund


Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.


EXHIBIT 10 lists the affected Funds' current fundamental investment restrictions with respect to concentrating investments in an industry. The proposed amended fundamental investment restriction is as follows:


     "The fund may not . . . [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

The Trustees recommend that this policy be amended as shown above to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

2.K. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING ILLIQUID SECURITIES

AFFECTED FUND:


Columbia U.S. Treasury Index Fund


The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[i]nvest more than 5% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities."


The 1940 Act does not require the Fund to state a fundamental investment restriction on this matter although the staff of the SEC has taken the position that an open-end investment company may not invest more than 15% of its net assets in illiquid securities (10% for money market funds). As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Fund's best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to purchasing illiquid securities be eliminated.


2.L. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

AFFECTED FUND:


Columbia U.S. Treasury Index Fund


The affected Fund has a fundamental investment restriction stating that:

     The Fund may not "[p]urchase securities of other investment companies except as they may be acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act. Purchases in connection with this restriction may subject shareholders to duplicate fees and expenses."

Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the Fund's total assets with respect to shares of any one investment company, and (iii) 10% of the Fund's total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies. In addition, the Securities and Exchange Commission has issued exemptive relief that permits certain investment companies additional flexibility with respect to investments in other investment companies. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to investing in securities of other investment companies be eliminated.


2.M. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING
     AND SELLING PUTS AND CALLS

AFFECTED FUND:


Columbia Small Cap Value Fund


The affected Fund has a fundamental investment restriction stating that:

     The Fund "[m]ay purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets."

The Trustees recommend that the affected Fund's fundamental investment restriction with respect to buying and selling puts and calls be eliminated.


If this Proposal is approved, the affected Fund would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Fund's investment objectives and policies. As noted above, although Columbia Management has no present intention of changing the way in which the Fund is managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist the affected Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming the affected Fund's fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options. For more information regarding options on futures, see Proposal 2.D. above.

A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a Fund's options strategies depends on the ability of Columbia Management to forecast correctly interest rate and market movements. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.


REQUIRED VOTE. Shareholders of each Fund are entitled to vote on each Proposal 2.A. through 2.M. if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 2.A. through 2.M. is not contingent on election of any Trustees pursuant to Proposal 1.


THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS 2.A. THROUGH 2.M., AS APPLICABLE.


III. OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Funds Distributor, Inc. ("CFD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management and CFD are wholly owned subsidiaries of Columbia Management Group, Inc. ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of Fleet Boston Financial Corporation. Effective April 1, 2004, Fleet Boston Financial Corporation was acquired by Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.


A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.


In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").(1) The MDL is ongoing.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions(2) making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.
---------------

(1) The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29,
    2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.

(2) Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2, 2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slick er, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS


The table in Appendix F lists for each Fund the total number of shares outstanding as of the close of business on June 28, 2005, for each class of a Fund's shares entitled to vote at the Meeting.



The table in Appendix G lists each holder of more than five percent of any class of shares of each Fund as of the close of business on May 31, 2005. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of May 31, 2005.


INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each Fund, 30% of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

Approval of Proposal 1 is by a plurality of votes cast at the Meeting. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the

Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Only shareholders of record on June 28, 2005, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION


EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A -- OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621.

OFFICERS

                                                     YEAR FIRST ELECTED
                                                      OR APPOINTED TO
  NAME/AGE AND ADDRESS      POSITION WITH FUNDS            OFFICE               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------   ------------------   ----------------------------------------------------------
Christopher L. Wilson     Head of Mutual Funds       2004                 Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)                  since August 2004;                              President of the Advisor since January, 2005; President of
                          President of the                                the Columbia Funds, Liberty Funds and Stein Roe Funds
                          Columbia Funds since                            since October, 2004; President and Chief Executive Officer
                          October 2004                                    of the Nations Funds since January, 2005; Senior Vice
                                                                          President of BACAP Distributors LLC since January, 2005;
                                                                          Director of FIM Funding, Inc. since January, 2005; Senior
                                                                          Vice President of Columbia Funds Distributor, Inc. since
                                                                          January, 2005; Director of Columbia Funds Services, Inc.
                                                                          since January, 2005 (formerly President and Chief
                                                                          Executive Officer, CDC IXIS Asset Management Services,
                                                                          Inc. from September, 1998 to August, 2004).
J. Kevin Connaughton      Treasurer                  2000                 Treasurer of the Columbia Funds since October, 2003 and of
(Age 40)                                                                  the Liberty Funds, Stein Roe Funds and All-Star Funds
                                                                          since December, 2000; Vice President of the Advisor since
                                                                          April, 2003 (formerly President of the Columbia Funds,
                                                                          Liberty Funds and Stein Roe Funds from February, 2004 to
                                                                          October, 2004; Chief Accounting Officer and Controller of
                                                                          the Liberty Funds and All-Star Funds from February, 1998
                                                                          to October, 2000); Treasurer of the Galaxy Funds since
                                                                          September, 2002 (formerly Treasurer from December, 2002 to
                                                                          December, 2004 and President from February, 2004 to
                                                                          December, 2004 of the Columbia Management Multi-Strategy
                                                                          Hedge Fund, LLC; Vice President of Colonial Management
                                                                          Associates, Inc. from February, 1998 to October, 2000).

                                                     YEAR FIRST ELECTED
                                                      OR APPOINTED TO
  NAME/AGE AND ADDRESS      POSITION WITH FUNDS            OFFICE               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------   ------------------   ----------------------------------------------------------
Mary Joan Hoene           Senior Vice President      2004                 Senior Vice President and Chief Compliance Officer of the
(Age 54)                  and Chief Compliance                            Columbia Funds, Liberty Funds, Stein Roe Funds and
40 West 57th              Officer since 2004                              All-Star Funds since August, 2004 (formerly Partner,
Street New York, NY                                                       Carter, Ledyard & Milburn LLP from January, 2001 to
10019                                                                     August, 2004; Counsel, Carter, Ledyard & Milburn LLP from
                                                                          November, 1999 to December, 2000; Vice President and
                                                                          Counsel, Equitable Life Assurance Society of the United
                                                                          States from April, 1998 to November, 1999).
Michael G. Clarke         Chief Accounting Officer   2004                 Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)                  since October 2004                              Funds, Stein Roe Funds and All-Star Funds since October,
                                                                          2004 (formerly Controller of the Columbia Funds, Liberty
                                                                          Funds, Stein Roe Funds and the All-Star Funds from May,
                                                                          2004 to October, 2004); Assistant treasurer from June,
                                                                          2002 to May, 2004; Vice President, Product Strategy &
                                                                          Development of the Liberty Funds Group from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds
                                                                          Group from February, 2001 to June, 2002; Assistant
                                                                          Treasurer of the Liberty Funds, Stein Roe Funds and the
                                                                          All-Star Funds from August, 1999 to February, 2001; Audit
                                                                          Manager, Deloitte & Touche LLP from May, 1997 to August,
                                                                          1999.
Jeffrey R. Coleman        Controller since October   2004                 Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)                  2004                                            Funds and the All-Star Funds since October, 2004 (formerly
                                                                          Vice President of CDC IXIS Asset Management Services, Inc.
                                                                          and Deputy Treasurer of the CDC Nvest Funds and Loomis
                                                                          Sayles Funds from February, 2003 to September, 2004;
                                                                          Assistant Vice President of CDC IXIS Asset Management
                                                                          Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                                          Funds from August, 2000 to February, 2003; Tax Manager of
                                                                          PFPC, Inc. from November, 1996 to August, 2000).
R. Scott Henderson        Secretary since December   2004                 Secretary of the Columbia Funds, Liberty Funds and the
(Age 45)                  2004                                            Stein Roe Funds since December, 2004 (formerly Of Counsel
                                                                          Bingham McCutchen from April 2001 to September 2004;
                                                                          Executive Director and General Counsel, Massachusetts
                                                                          Pension Reserves Investment Management Board from
                                                                          September, 1997 to March, 2001).

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                    TOTAL COMPENSATION FROM THE
                                                     FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT          TRUSTEES FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES     OF FUND EXPENSES(1)           DECEMBER 31, 2004
----------------------   ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $135,000
Janet Langford Kelly               N/A                       $148,500
Richard W. Lowry                   N/A                       $150,700
Charles R. Nelson                  N/A                       $141,500
John J. Neuhauser                  N/A                       $158,284
Patrick J. Simpson(2)              N/A                       $129,000
Thomas E. Stitzel                  N/A                       $149,000
Thomas C. Theobald(2)              N/A                       $172,500
Anne-Lee Verville(2)               N/A                       $157,000
Richard L. Woolworth               N/A                       $131,000
INTERESTED TRUSTEE
-----------------------
William E. Mayer                   N/A                       $166,700

(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION


For purposes of Appendix B.2, the following definitions apply:



Columbia High Yield     Columbia Connecticut    Columbia Newport Tiger
Opportunity Fund        Intermediate Municipal  Fund ("NTF")
("HYOF")                Bond Fund ("CIMBF")
Columbia Strategic      Columbia Connecticut    Columbia Income Fund
Income Fund ("SIF")     Tax-Exempt Fund         ("IF")
                        ("CCTEF")
Columbia Tax-Managed    Columbia Florida        Columbia Intermediate
Growth Fund ("TMGF")    Intermediate Municipal  Bond Fund ("IBF")
                        Bond Fund ("FIMBF")
Columbia Tax-Managed    Columbia Intermediate   Columbia High Yield
Value Fund ("TMVF")     Tax-Exempt Bond Fund    Municipal Fund
                        ("ITEBF")               ("HYMF")
Columbia Federal        Columbia Large Company  Columbia Managed
Securities Fund         Index Fund ("LCIF")     Municipals Fund
("FSF")                                         ("MMF")
Columbia Global Equity  Columbia Massachusetts  Columbia Asset
Fund ("GEF")            Intermediate Municipal  Allocation Fund
                        Bond Fund ("MIMBF")     ("AAF")
Columbia Intermediate   Columbia Massachusetts  Columbia Dividend
Government Income Fund  Tax-Exempt Fund         Income Fund ("DIF")
("IGIF")                ("MTEF")
Columbia Liberty Fund   Columbia New Jersey     Columbia Disciplined
("LF")                  Intermediate Municipal  Value Fund ("DVF")
                        Bond Fund ("NJIMBF")
Columbia Mid Cap Value  Columbia New York       Columbia Growth Stock
Fund ("MCVF")           Intermediate Municipal  Fund ("GSF")
                        Bond Fund ("NYIMBF")
Columbia Quality Plus   Columbia New York       Columbia Large Cap
Bond Fund ("QPBF")      Tax-Exempt Fund         Core Fund ("LCCF")
                        ("NYTEF")
Columbia Municipal      Columbia Rhode Island   Columbia Large Cap
Money Market Fund       Intermediate Municipal  Growth Fund ("LCGF")
("MMMF")                Bond Fund ("RIIMBF")
Columbia Tax-Exempt     Columbia Small Company  Columbia Small Company
Fund ("TEF")            Index Fund ("SCIF")     Equity Fund ("SCEF")
Columbia Tax-Exempt     Columbia U.S. Treasury  Columbia Small Cap
Insured Fund ("TEIF")   Index Fund ("USTIF")    Fund ("SCF")
Columbia Utilities      Columbia Growth &       Columbia Young
Fund ("UF")             Income Fund ("GIF")     Investor Fund ("YIF")
Columbia California     Columbia Small Cap
Tax-Exempt Fund         Value Fund ("SCVF")
("CTEF")

For the last fiscal year, the Trustees received from each Fund the following compensation for serving as Trustees:


                                                 AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                                                COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                                                 FROM HYOF         FROM SIF         FROM FSF        FROM QPBF        FROM IGIF
                                               FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
TRUSTEE                                           5/31/05          5/31/05          8/31/04          4/30/05          4/30/04
-------                                        --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker                                  $1,685           $2,955            3,132           $2,062           $1,153
Janet Langford Kelly                                1,937            3,415            3,140            2,337            1,305
Richard W. Lowry                                    1,544            2,722            2,941            1,876            1,049
William E. Mayer                                    1,787             3146            3,232            2,158            1,208
Charles R. Nelson                                   1,792            3,156            3,121            2,149            1,202
John J. Neuhauser                                   1,619            2,848            3,115            1,955            1,094
Patrick J. Simpson(a)                               1,612            2,839            2,497            1,939            1,085
Thomas E. Stitzel                                   1,816            3,187            3,342            2,201            1,231
Thomas C. Theobald(b)                               2,201            3,864            3,788            2,706            1,509
Anne-Lee Verville(c)                                1,939            3,399            3,691            2,355            1,317
Richard L. Woolworth                                1,546            2,713            2,732            1,887            1,055


(a) During the fiscal year ended May 31, 2005, Mr. Simpson deferred $1,612 and $2,839 of his compensation from HYOF and SIF, respectively. During the fiscal year ended August 31, 2004, Mr. Simpson deferred $2,497 of his compensation from FSF. During the fiscal year ended April 30, 2005, Mr. Simpson deferred $1,939 of his compensation from QPBF and $1,085 from IGIF.

(b) During the fiscal year ended May 31, 2005, Mr. Theobald deferred $1,287 and $2,233 of his compensation from HYOF and the SIF, respectively. During the fiscal year ended August 31, 2004, Mr. Theobald deferred $1,845 of his compensation from FSF. During the fiscal year ended April 30, 2005, Mr. Theobald deferred $1,622 of his compensation from QPBF and $901 from IGIF.

(c) During the fiscal year ended May 31, 2005, Ms. Verville deferred $400 and $665 of her compensation from HYOF and SIF, respectively. During the fiscal year ended August 31, 2004, Ms. Verville deferred $1,320 of her compensation from FSF. During the fiscal year ended April 30, 2005, Ms. Verville deferred $478 of her compensation from QPBF and $277 from IGIF.

                            AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                           COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                            FROM TMGF        FROM TMVF         FROM LF         FROM MCVF         FROM TEF        FROM TEIF
                          FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
TRUSTEE                      10/31/04         10/31/04         9/30/04)         9/30/04          11/30/04         11/30/04
-------                   --------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker             $  988            $566            $2,959           $3,375           $3,705            $745
Janet Langford Kelly           1,044             597             3,009            3,485            3,956             794
Richard W. Lowry                 927             536             2,845            3,145            3,457             703
William E. Mayer               1,032             600             3,125            3,463            3,918             794
Charles R. Nelson              1,023             588             3,008            3,463            3,866             781
John J. Neuhauser                969             560             2,965            3,347            3,664             744
Patrick J. Simpson(a)            947             548             2,485            2,682            3,529             720
Thomas E. Stitzel              1,043             607             3,052            3,461            3,917             805
Thomas C. Theobald(b)          1,291             725             4,137            4,122            4,934             962
Anne-Lee Verville(c)           1,155             666             3,503            3,927            4,322             875
Richard L. Woolworth             931             547             2,504            2,646            3,446             716

                            AGGREGATE
                           COMPENSATION
                             FROM UF
                          FOR THE FISCAL
                            YEAR ENDED
TRUSTEE                      11/30/04
-------                   --------------
Douglas A. Hacker             $2,236
Janet Langford Kelly           2,364
Richard W. Lowry               2,215
William E. Mayer               2,464
Charles R. Nelson              2,383
John J. Neuhauser              2,322
Patrick J. Simpson(a)          2,282
Thomas E. Stitzel              2,602
Thomas C. Theobald(b)          2,640
Anne-Lee Verville(c)           2,718
Richard L. Woolworth           2,415

(a) During the fiscal year ended October 31, 2004, Mr. Simpson deferred $947 of his compensation from TMGF and $548 of his compensation from TMVF. During the fiscal year ended September 30, 2004, Mr. Simpson deferred $2,682 of his compensation from MCVF and $2,485 of his compensation from LF. During the fiscal year ended November 30, 2004, Mr. Simpson deferred $3,529 of his compensation from TEF and $720 of his compensation from TEIF. During the fiscal year ended November 30, 2004, Mr. Simpson deferred $2,282 of his compensation from UF.

(b) During the fiscal year ended October 31, 2004, Mr. Theobald deferred $745 his compensation from TMGF and $387 of his compensation from TMVF. During the fiscal year ended September 30, 2004, Mr. Theobald deferred $2,278 of his compensation from MCVF and $2,839 of his compensation from LF. During the fiscal year ended November 30, 2004, Mr. Theobald deferred $3,018 of his compensation from TEF and $529 of his compensation from TEIF. During the fiscal year ended November 30, 2004, Mr. Theobald deferred $869 of his compensation from UF.

(c) During the fiscal year ended October 31, 2004, Ms. Verville deferred $455 of her compensation from TMGF and $236 of her compensation from TMVF. During the fiscal year ended September 30, 2004, Ms. Verville deferred $1,602 of her compensation from MCVF and $1,895 compensation from LF. During the fiscal year ended November 30, 2004, Ms. Verville deferred $1,844 of her compensation from the TEF and $323 from the TEIF. During the fiscal year ended November 30, 2004, Ms. Verville deferred $531 of her compensation from UF.

                                                        AGGREGATE         AGGREGATE         AGGREGATE         AGGREGATE
                                                       COMPENSATION      COMPENSATION      COMPENSATION      COMPENSATION
                                                        FROM CTEF         FROM CCTEF        FROM MTEF         FROM NYTEF
                                                      FOR THE FISCAL    FOR THE FISCAL    FOR THE FISCAL    FOR THE FISCAL
                                                        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
TRUSTEE                                                  10/31/04          10/31/04          10/31/04          10/31/04
-------                                               --------------    --------------    --------------    --------------
Douglas A. Hacker                                         $1,029            $1,535            $  885             $753
Janet Langford Kelly                                       1,136             1,591               930              818
Richard W. Lowry                                             993             1,505               839              748
William E. Mayer                                           1,120             1,665               938              834
Charles R. Nelson                                          1,110             1,606               917              812
John J. Neuhauser                                          1,039             1,568               877              809
Patrick J. Simpson(a)                                      1,017             1,551               859              795
Thomas E. Stitzel                                          1,127             1,760               952              885
Thomas C. Theobald(b)                                      1,344             1,777             1,128              993
Anne-Lee Verville(c)                                       1,240             1,844             1,041              956
Richard L. Woolworth                                         989             1,647               861              811

(a) During the fiscal year ended October 31, 2004, Mr. Simpson deferred $1,017 of his compensation from CTEF, $1,551 from CCTEF, $859 from MTEF and $795 from NYTEF.

(b) During the fiscal year ended October 31, 2004, Mr. Theobald deferred $724 of his compensation from CTEF, $555 from CCTEF, $591 from MTEF and $447 from NYTEF.

(c) During the fiscal year ended October 31, 2004, Ms. Verville deferred $443 of her compensation from CTEF, $339 from CCTEF, $361 from MTEF and $273 from NYTEF.

                                  AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                                 COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                                  FROM CIMBF       FROM FIMBF     FROM THE MIMBF    FROM NJIMBF      FROM NYIMBF      FROM RIIMBF
                                FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
TRUSTEE                            10/31/04         10/31/04         10/31/04         10/31/04         10/31/04         10/31/04
-------                         --------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker                   $  794            $  0            $1,106            $607             $674            $1,053
Janet Langford Kelly                   837             784             1,164             639              710             1,095
Richard W. Lowry                       748             725             1,038             576              639             1,023
William E. Mayer                       838             806             1,163             644              715             1,135
Charles R. Nelson                      822             783             1,142             631              700             1,098
John J. Neuhauser                      782             757             1,086             602              668             1,066
Patrick J. Simpson(a)                  765             745             1,061             590              654             1,052
Thomas E. Stitzel                      844             837             1,168             655              726             1,186
Thomas C. Theobald(b)                1,029             909             1,446             771              858             1,253
Anne-Lee Verville(c)                   930             893             1,293             715              793             1,257
Richard L. Woolworth                   757             771             1,047             708              654             1,100

                                  AGGREGATE
                                 COMPENSATION
                                  FROM ITEBF
                                FOR THE FISCAL
                                  YEAR ENDED
TRUSTEE                            10/31/04
-------                         --------------
Douglas A. Hacker                   $2,201
Janet Langford Kelly                 1,631
Richard W. Lowry                     1,462
William E. Mayer                     1,636
Charles R. Nelson                    1,604
John J. Neuhauser                    1,528
Patrick J. Simpson(a)                1,496
Thomas E. Stitzel                    1,653
Thomas C. Theobald(b)                1,997
Anne-Lee Verville(c)                 1,818
Richard L. Woolworth                 1,488

(a) During the fiscal year ended October 31, 2004, Mr. Simpson deferred $,765, $745, $1,061, $590, $654, $1,052, and $1,496 of his compensation from the
    CIMBF, FIMBF, MIMBF, NJIMBF, NYIMBF, RIIMBF and ITEBF, respectively.
(b) During the fiscal year ended October 31, 2004, Mr. Theobald deferred $57455, $376, $833, $400, $449, $471, and $1,094 of his compensation from CIMBF,
    FIMBF, MIMBF, NJIMBF, NYIMBF, RIIMBF and ITEBF, respectively.
(c) During the fiscal year ended October 31, 2004, Ms. Verville deferred $351, $230, $509, $244, $274, $288 and $668 of her compensation from CIMBF, FIMBF, MIMBF, NJIMBF, NYIMBF, RIIMBF and ITEBF, respectively.

                                                 AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                                                COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                                                 FROM SCVF         FROM GIF         FROM NTF        FROM HYMF         FROM MMF
                                               FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
TRUSTEE                                           06/30/04         07/30/04         08/30/04         06/30/04         06/30/04
-------                                        --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker                                  $1,273           $3,956           $1,181           $1,551           $1,448
Janet Langford Kelly                                1,149            3,873            1,178            1,437            1,297
Richard W. Lowry                                    1,139            3,589            1,099            1,427            1,284
Salvatore Macera(a)                                    51                0              N/A               49               66
William E. Mayer                                    1,257            3,948            1,202            1,573            1,420
Charles R. Nelson                                   1,232            3,824            1,167            1,527            1,515
John J. Neuhauser                                   1,320            3,891            1,154            1,611            1,503
Patrick J. Simpson(b)                                 677            2,448              928              994              690
Thomas Stitzel                                      1,221            3,870            1,240            1,560            1,351
Thomas C. Theobald(c)                               1,373            4,969            1,442            1,722            1,856
Anne-Lee Verville(d)                                1,482            4,566            1,383            1,825            1,686
Richard L. Woolworth                                  731            2,599            1,013            1,080              733

(a) Mr. Macera retired as a Trustee from the Board of Trustees effective June 18, 2003.
(b) During the fiscal year ended June 30, 2004, Mr. Simpson deferred $677 of his compensation from SCVF. During the fiscal year ended July 31, 2004, Mr. Simpson deferred $2,448 of his compensation from GIF. During the fiscal year ended August 31, 2004, Mr. Simpson deferred $928 of his compensation from NTF. During the fiscal year ended June 30, 2004, Mr. Simpson deferred $994 and $690 of his compensation from HYMF and MMF, respectively.
(c) During the fiscal year ended June 30, 2004, Mr. Theobald deferred $640 of his compensation from SCVF. During the fiscal year ended July 31, 2004, Mr. Theobald deferred $2,886 of his compensation from GIF. During the fiscal year ended August 31, 2004, Mr. Theobald deferred $778 of his compensation from NTF. During the fiscal year ended June 30, 2004, Mr. Theobald deferred $752 and $888 of his compensation from HYMF and MMF, respectively.
(d) During the fiscal year ended June 30, 2004, Ms. Verville deferred $552 of her compensation from SCVF. During the fiscal year ended July 31, 2004, Ms. Verville deferred $2,061 of her compensation from GIF. During fiscal year ended August 31, 2004, Ms. Verville deferred $558 of her compensation from NTF. During the fiscal year ended June 30, 2004, Ms. Verville deferred $612 and $612 of her compensation from HYMF and MMF, respectively.

                             AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                            COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                              FROM AAF        FROM LCGF         FROM DVF        FROM LCCF         FROM SCF        FROM SCEF
                           FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
TRUSTEE                       09/30/04         09/30/04         09/30/04         09/30/04         09/30/04         09/30/04
-------                    --------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker              $1,332           $2,243           $1,458           $1,392           $2,562           $1,304
Janet Langford Kelly            1,346            2,274            1,483            1,409            2,676            1,326
Richard W. Lowry                1,230            2,051            1,394            1,303            2,341            1,232
William E. Mayer                1,356            2,272            1,515            1,431            2,605            1,344
Charles R. Nelson               1,344            2,267            1,484            1,281            2,653            1,323
John J. Neuhauser               1,316            2,211            1,450            1,383            2,521            1,291
Patrick J. Simpson(a)           1,103            1,922            1,073            1,144            2,188              979
Thomas E. Stitzel               1,364            2,293            1,517            1,448            2,646            1,341
Thomas C. Theobald(b)           1,612            2,731            1,717            1,658            3,077            1,562
Anne-Lee Verville(c)            1,533            2,575            1,705            1,614            2,966            1,516
Richard L. Woolworth            1,109            1,924            1,088            1,163            2,145              982

                             AGGREGATE
                            COMPENSATION
                              FROM DIF
                           FOR THE FISCAL
                             YEAR ENDED
TRUSTEE                       09/30/04
-------                    --------------
Douglas A. Hacker              $1,013
Janet Langford Kelly            1,027
Richard W. Lowry                  965
William E. Mayer                1,055
Charles R. Nelson               1,032
John J. Neuhauser               1,014
Patrick J. Simpson(a)             823
Thomas E. Stitzel               1,074
Thomas C. Theobald(b)           1,180
Anne-Lee Verville(c)            1,185
Richard L. Woolworth              849

(a) During the fiscal year ended September 30, 2004, Mr. Simpson deferred $1,103, $1,922, $1,073, $1,144, $2,188, $979, $823 from AAF, LCGF, DVF,
    LCCF, SCF and SCEF, respectively.
(b) During the fiscal year ended September 30, 2004, Mr. Theobald deferred $824, $1,377, $921, $812, $1,566, $872, $542 from AAF, LCGF, DVF, LCCF, SCF and
    SCEF, respectively.
(c) During the fiscal year ended September 30, 2004, Ms. Verville deferred $555, $889, $716, $567, $1,035, $654, $398 from AAF, LCGF, DVF, LCCF, SCF and
    SCEF, respectively.

                                AGGREGATE        AGGREGATE
                               COMPENSATION     COMPENSATION
                                 FROM GSF         FROM YIF
                              FOR THE FISCAL   FOR THE FISCAL
                                YEAR ENDED       YEAR ENDED
TRUSTEE                          09/30/04         09/30/04
-------                       --------------   --------------
Douglas A. Hacker                 $2,404           $1,951
Janet Langford Kelly               2,432            1,981
Richard W. Lowry                   2,266            1,810
William E. Mayer                   2,482            1,982
Charles R. Nelson                  2,437            1,977
John J. Neuhauser                  2,393            1,927
Patrick J. Simpson(a)              1,948            1,506
Thomas Stitzel                     2,510            2,008
Thomas C. Theobald(b)              2,853            2,205
Anne-Lee Verville(c)               2,796            2,245
Richard L. Woolworth               1,990            1,514

(a) During the fiscal year ended September 30, 2004, Mr. Simpson deferred $1,948 of his compensation from GSF and $1,506 of his compensation from YIF.
(b) During the fiscal year ended September 30, 2004, Mr. Theobald deferred $1,404 of his compensation from GSF and $1,004 of his compensation from YIF.
(c) During the fiscal year ended September 30, 2004, Ms. Verville deferred $1,004 of her compensation from GSF and $750 of her compensation from YIF.

                            AGGREGATE       AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                           COMPENSATION    COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                           FROM GEF FOR     FROM MMMF        FROM LCIF        FROM USTIF       FROM SCIF         FROM IF
                            THE FISCAL    FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                            YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
TRUSTEE                      03/31/05        03/31/05         03/31/05         03/31/05         03/31/05         03/31/05
-------                    ------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker              $626           $1,008           $1,965           $  907           $  939           $1,403
Janet Langford Kelly            678              997            2,228              958            1,053            1,576
Richard W. Lowry                563              886            1,796              813              855            1,279
William E. Mayer                652            1,036            2,067              943              985            1,473
Charles R. Nelson               644              988            2,070              920              983            1,469
John J. Neuhauser               596              942            1,892              860              902            1,348
Patrick J. Simpson(a)           586              933            1,857              848              689            1,324
Thomas E. Stitzel               678            1,083            2,132              979              784            1,522
Thomas C. Theobald(b)           760            1,100            2,569            1,086            1,212            1,818
Anne-Lee Verville(c)            709            1,118            2,255            1,023            1,074            1,607
Richard L. Woolworth            593            1,000            1,813              871              872            1,304

                             AGGREGATE
                            COMPENSATION
                              FROM IBF
                           FOR THE FISCAL
                             YEAR ENDED
TRUSTEE                       03/31/05
-------                    --------------
Douglas A. Hacker              $2,291
Janet Langford Kelly            2,609
Richard W. Lowry                2,096
William E. Mayer                2,411
Charles R. Nelson               2,418
John J. Neuhauser               2,208
Patrick J. Simpson(a)           2,166
Thomas E. Stitzel               2,487
Thomas C. Theobald(b)           3,013
Anne-Lee Verville(c)            2,632
Richard L. Woolworth            2,110

(a) During the fiscal year ended March 31, 2005, Mr. Simpson deferred $586 of his compensation from GEF, $933 from MMMF, $1,857 from LCIF, $848 from USTIF, $885 from SCIF, $1,324 from IF, and $2,166 from IBF.
(b) During the fiscal year ended March 31, 2005, Mr. Theobald deferred $385 of his compensation from GEF, $419 from MMMF, $1,511 from LCIF, $534 from USTIF, $698 from SCIF, $1,052 from IF, and $1,789 from IBF.
(c) During the fiscal year ended March 31, 2005, Ms. Verville deferred $169 of her compensation from GEF, $192 from MMMF, $676 from LCIF, $242 from USTIF, $312 from SCIF, $468 from IF, and $797 from IBF.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP

                                                                                                  AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                                                 SECURITIES OWNED IN
                                                                          DOLLAR RANGE OF       ALL FUNDS OVERSEEN BY
                                                                      EQUITY SECURITIES OWNED    TRUSTEE/DIRECTOR IN
NAME                                          FUND                          IN THE FUND           THE FUND COMPLEX
----                         --------------------------------------   -----------------------   ---------------------
Douglas A. Hacker            Columbia Young Investor Fund              $50,001-$100,000           Over $100,000
                             Columbia Mid Cap Value Fund                 Over $100,000
                             Columbia Growth & Income Fund              $10,001-$50,000
Janet Langford Kelly         Columbia Young Investor Fund                Over $100,000            Over $100,000
                             Columbia Growth & Income Fund               Over $100,000
Richard W. Lowry             Columbia Global Equity Fund                $10,001-$50,000           Over $100,000
William E. Mayer             None                                             $0                 $50,001-$100,000
Charles R. Nelson            Columbia Income Fund                      $50,001-$100,000           Over $100,000
                             Columbia Mid Cap Value Fund                $10,001-$50,000
                             Columbia Asset Allocation Fund            $50,001-$100,000
                             Columbia Growth Stock Fund                $50,001-$100,000
                             Columbia Intermediate Bond Fund             Over $100,000
                             Columbia Growth & Income Fund             $50,001-$100,000
John J. Neuhauser            Columbia Liberty Fund                       Over $100,000            Over $100,000
                             Columbia Young Investor Fund                 $1-$10,000
                             Columbia High Yield Opportunity Fund         $1-$10,000
                             Columbia Growth & Income Fund                $1-$10,000
                             Columbia Small Cap Value Fund              $10,001-$50,000
                             Columbia Massachusetts Tax-Exempt Fund    $50,001-$100,000
                             Columbia Mid Cap Value Fund                  $1-$10,000
                             Columbia Utilities Fund                      $1-$10,000

                                                                                                  AGGREGATE DOLLAR
                                                                                                   RANGE OF EQUITY
                                                                                                 SECURITIES OWNED IN
                                                                          DOLLAR RANGE OF       ALL FUNDS OVERSEEN BY
                                                                      EQUITY SECURITIES OWNED    TRUSTEE/DIRECTOR IN
NAME                                          FUND                          IN THE FUND           THE FUND COMPLEX
----                         --------------------------------------   -----------------------   ---------------------
Patrick J. Simpson           None                                             $0                  Over $100,000
Thomas E. Stitzel            Columbia Newport Tiger Fund               $50,001-$100,000           Over $100,000
Thomas C. Theobald           Columbia High Yield Municipal Fund         $10,001-$50,000           Over $100,000
                             Columbia Growth Stock Fund                 $10,001-$50,000
                             Columbia Disciplined Value Fund            $10,001-$50,000
Anne-Lee Verville            None                                             $0                  Over $100,000
Richard W. Woolworth         None                                             $0                  Over $100,000

APPENDIX D

                          GOVERNANCE COMMITTEE CHARTER

The Governance Committee (the "Committee") of the Funds shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment adviser, sub-advisers or principal underwriter.

The functions of the Committee are:

To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

To review committee assignments on an annual basis;

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

To plan and administer the Board's annual self-evaluation process;

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.

The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.


The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

APPENDIX E1


                                                          AUDIT-             ALL
                                                 AUDIT    RELATED    TAX    OTHER
             FUND NAME                  FYE       FEES     FEES     FEES    FEES    TOTAL
             ---------                --------   ------   -------   -----   -----   ------
Columbia High Yield Opportunity Fund  5/31/04    37,520    4,000    2,612     --    44,132
                                      5/31/03    39,930       --    4,585     --    44,515
Columbia Strategic Income Fund        5/31/04    39,560    4,000    4,612     --    48,172
                                      5/31/03    42,020       --    3,085     --    45,105
Columbia Tax-Managed Growth Fund      10/31/04   20,390    3,500    2,300     --    26,190
                                      10/31/03   21,850    4,000    2,100     --    27,950
Columbia Tax-Managed Value Fund       10/31/04   16,830    3,500    2,300     --    22,630
                                      10/31/03   17,990    4,000    2,100     --    24,090
Columbia Global Equity Fund           3/31/05    22,500    3,700    2,454     --    28,654
                                      3/31/04    10,715    4,000    2,412     --    17,127
Columbia Intermediate Government
  Income Fund                         4/30/05    24,440    3,700    2,654     --    30,794
                                      4/30/04    23,280    4,000    2,541     --    29,821
Columbia Quality Plus Bond Fund       4/30/05    33,390    8,950    4,454     --    46,794
                                      4/30/04    26,260    4,000    5,241     --    35,501
Columbia Federal Securities Fund      8/31/04    38,200    3,500    4,912     --    46,612
                                      8/31/03    40,590    4,000    2,900     --    47,490
Columbia Mid Cap Value Fund           9/30/04    24,900    3,500    2,300     --    30,700
                                      9/30/03    25,330    4,000    2,200     --    31,530
Columbia Liberty Fund+                9/30/04    35,590    3,500    2,512     --    41,602
                                      9/30/03    31,000    4,000    2,987     --    37,987
Columbia Municipal Money Market Fund  3/31/05    21,480    3,700    1,554     --    26,734
                                      3/31/04    20,460    4,000    1,412     --    25,872
Columbia Tax-Exempt Fund              11/30/04   39,550    3,700    3,410     --    46,660
                                      11/30/03   42,020    4,000    3,512     --    49,532
Columbia Tax-Exempt Insured Fund      11/30/04   26,250    3,700    5,010     --    34,960
                                      11/30/03   28,020    4,000    5,083     --    37,103
Columbia Utilities Fund               11/30/04   26,830    3,700    2,410     --    32,940
                                      11/30/03   28,840    4,000    2,300     --    35,140
Columbia Large Company Index Fund     3/31/05    21,890    3,700    4,154     --    29,744
                                      3/31/04    20,850    4,000    5,332     --    30,182
Columbia U.S. Treasury Index Fund     3/31/05    21,890    3,700    3,654     --    29,244
                                      3/31/04    20,850    4,000    3,854     --    28,704
Columbia Small Company Index Fund     3/31/05    21,890    3,700    4,154     --    29,744
                                      3/31/04    20,850    4,000    2,632     --    27,482
Columbia Intermediate Tax-Exempt
  Bond Fund+                          10/31/04   24,440    3,500    2,000     --    29,940
                                      10/31/03   23,000    4,000    2,383     --    29,383
Columbia Massachusetts Intermediate
  Municipal Bond Fund+                10/31/04   23,390    3,500    2,000     --    28,890
                                      10/31/03   23,000    4,000    2,678     --    29,678
Columbia Connecticut Intermediate
  Municipal Bond Fund+                10/31/04   23,390    3,500    2,000     --    28,890
                                      10/31/03   23,000    4,000    2,678     --    29,678

                                                          AUDIT-             ALL
                                                 AUDIT    RELATED    TAX    OTHER
             FUND NAME                  FYE       FEES     FEES     FEES    FEES    TOTAL
             ---------                --------   ------   -------   -----   -----   ------
Columbia New Jersey Intermediate
  Municipal Bond Fund+                10/31/04   19,720    3,500    2,000     --    25,220
                                      10/31/03   23,000    4,000    3,278     --    30,278
Columbia New York Intermediate
  Municipal Bond Fund+                10/31/04   19,720    3,500    2,000     --    25,220
                                      10/31/03   23,000    4,000    2,678     --    29,678
Columbia Rhode Island Intermediate
  Municipal Bond Fund+                10/31/04   19,720    3,500    2,000     --    25,220
                                      10/31/03   23,000    4,000    3,278     --    30,278
Columbia Florida Intermediate
  Municipal Bond Fund+                10/31/04   21,330    3,500    2,000     --    26,830
                                      10/31/03   21,000    4,000    2,383     --    27,383
Columbia California Tax-Exempt Fund+  10/31/04   21,730    3,500    2,000     --    27,230
                                      10/31/03   23,000    4,000    3,082     --    30,082
Columbia Connecticut Tax-Exempt
  Fund+                               10/31/04   21,730    3,500    2,000     --    27,230
                                      10/31/03   23,000    4,000    3,082     --    30,082
Columbia Massachusetts Tax-Exempt
  Fund+                               10/31/04   21,730    3,500    2,000     --    27,230
                                      10/31/03   23,000    4,000    3,011     --    30,011
Columbia New York Tax-Exempt Fund     10/31/04   22,110    3,500    3,000     --    28,610
                                      10/31/03   23,530    4,000    2,500     --    30,030
Columbia Small Cap Value Fund         6/30/04    22,830    4,000    4,862     --    31,692
                                      6/30/03    24,470   11,500    4,650     --    40,620
Columbia Growth & Income Fund++       7/31/04    30,030    4,000    2,441     --    36,471
                                      7/31/03    47,985    6,000    4,600     --    58,585
Columbia Newport Tiger Fund           8/31/04    26,350    3,500    6,162     --    36,012
                                      8/31/03    28,390    4,000    9,966     --    42,356
Columbia Income Fund                  3/31/05    27,130    3,700    2,654     --    33,484
                                      3/31/04    25,840    4,000    2,512     --    32,352
Columbia Intermediate Bond Fund       3/31/05    27,130    3,700    4,454     --    35,284
                                      3/31/04    25,840    4,000    2,512     --    32,352
Columbia High Yield Municipal Fund+   6/30/04    26,470    4,000    2,400     --    32,870
                                      6/30/03    28,500    9,500    5,100     --    43,100
Columbia Managed Municipals Fund+     6/30/04    26,290    4,000    4,700     --    34,990
                                      6/30/03    23,000    9,500    4,700     --    37,200
Columbia Growth Stock Fund            9/30/04    21,540    3,500    2,412     --    27,452
                                      9/30/03    23,130    4,000    4,100     --    31,230
Columbia Young Investor Fund          9/30/04    23,630    3,500    5,941     --    33,071
                                      9/30/03    26,590    4,000    4,100     --    34,690
Columbia Dividend Income Fund+        9/30/04    21,270    3,500    2,000     --    26,770
                                      9/30/03    21,000    4,000    2,520     --    27,520
Columbia Asset Allocation Fund+       9/30/04    27,560    3,500    2,000     --    33,060
                                      9/30/03    29,000    4,000    2,520     --    35,520
Columbia Large Cap Core Fund+         9/30/04    22,310    3,500    2,000     --    27,810
                                      9/30/03    21,000    4,000    2,520     --    27,520

                                                          AUDIT-             ALL
                                                 AUDIT    RELATED    TAX    OTHER
             FUND NAME                  FYE       FEES     FEES     FEES    FEES    TOTAL
             ---------                --------   ------   -------   -----   -----   ------
Columbia Large Cap Growth Fund+       9/30/04    21,260    3,500    2,000     --    26,760
                                      9/30/03    21,000    4,000    2,520     --    27,520
Columbia Disciplined Value Fund+      9/30/04    20,220    3,500    2,000     --    25,720
                                      9/30/03    21,000    4,000    2,520     --    27,520
Columbia Small Company Equity Fund+   9/30/04    21,270    3,500    2,000     --    26,770
                                      9/30/03    21,000    4,000    2,520     --    27,520
Columbia Small Cap Fund+              9/30/04    22,310    3,500    4,700     --    30,510
                                      9/30/03    21,000    4,000    2,520     --    27,520



 + Effective March 1, 2004, PwC replaced E&Y as auditors.



++ Fund changed fiscal year end from 6/30/03 to 7/31/03. Figures for Audit fees, Audit-related fees and Tax fees include $31,990, $6,000 and $2,300, respectively, for June 30, 2003.

APPENDIX E2


                                                                         NON-AUDIT
FUND NAME                                                       FYE      SERVICES
---------                                                     --------   ---------
Columbia High Yield Opportunity Fund                          5/31/04      6,612
                                                              5/31/03      4,585

Columbia Strategic Income Fund                                5/31/04      8,612
                                                              5/31/03      3,085

Columbia Tax-Managed Growth Fund                              10/31/04     5,800
                                                              10/31/03     6,100

Columbia Tax-Managed Value Fund                               10/31/04     5,800
                                                              10/31/03     6,100

Columbia Global Equity Fund                                   3/31/05      6,154
                                                              3/31/04      6,412

Columbia Intermediate Government Income Fund                  4/30/05      6,354
                                                              4/30/04      6,541

Columbia Quality Plus Bond Fund                               4/30/05     13,404
                                                              4/30/04      9,241

Columbia Federal Securities Fund                              8/31/04      8,412
                                                              8/31/03      6,900

Columbia Mid Cap Value Fund                                   9/30/04      5,800
                                                              9/30/03      6,200

Columbia Liberty Fund+                                        9/30/04      6,012
                                                              9/30/03      6,987

Columbia Municipal Money Market Fund                          3/31/05      5,254
                                                              3/31/04      5,412

Columbia Tax-Exempt Fund                                      11/30/04     7,110
                                                              11/30/03     7,512

Columbia Tax-Exempt Insured Fund                              11/30/04     8,710
                                                              11/30/03     9,083

Columbia Utilities Fund                                       11/30/04     6,110
                                                              11/30/03     6,300

Columbia Large Company Index Fund                             3/31/05      7,854
                                                              3/31/04      9,332

Columbia U.S. Treasury Index Fund                             3/31/05      7,354
                                                              3/31/04      7,854

Columbia Small Company Index Fund                             3/31/05      7,854
                                                              3/31/04      6,632

Columbia Intermediate Tax-Exempt Bond Fund+                   10/31/04     5,500
                                                              10/31/03     6,383

Columbia Massachusetts Intermediate Municipal Bond Fund+      10/31/04     5,500
                                                              10/31/03     6,678

                                                                         NON-AUDIT
FUND NAME                                                       FYE      SERVICES
---------                                                     --------   ---------
Columbia Connecticut Intermediate Municipal Bond Fund+        10/31/04     5,500
                                                              10/31/03     6,678

Columbia New Jersey Intermediate Municipal Bond Fund+         10/31/04     5,500
                                                              10/31/03     7,278

Columbia New York Intermediate Municipal Bond Fund+           10/31/04     5,500
                                                              10/31/03     6,678

Columbia Rhode Island Intermediate Municipal Bond Fund+       10/31/04     5,500
                                                              10/31/03     7,278

Columbia Florida Intermediate Municipal Bond Fund+            10/31/04     5,500
                                                              10/31/03     6,383

Columbia California Tax-Exempt Fund+                          10/31/04     5,500
                                                              10/31/03     7,082

Columbia Connecticut Tax-Exempt Fund+                         10/31/04     5,500
                                                              10/31/03     7,082

Columbia Massachusetts Tax-Exempt Fund+                       10/31/04     5,500
                                                              10/31/03     7,011

Columbia New York Tax-Exempt Fund                             10/31/04     6,500
                                                              10/31/03     6,500

Columbia Small Cap Value Fund                                 6/30/04      8,862
                                                              6/30/03     16,150

Columbia Growth & Income Fund                                 7/31/04      6,441
                                                              7/31/03     10,600

Columbia Newport Tiger Fund                                   8/31/04      9,662
                                                              8/31/03     13,966

Columbia Income Fund                                          3/31/05      6,354
                                                              3/31/04      6,512

Columbia Intermediate Bond Fund                               3/31/05      8,154
                                                              3/31/04      6,512

Columbia High Yield Municipal Fund+                           6/30/04      6,400
                                                              6/30/03     14,600

Columbia Managed Municipals Fund+                             6/30/04      8,700
                                                              6/30/03     14,200

Columbia Growth Stock Fund                                    9/30/04      5,912
                                                              9/30/03      8,100

Columbia Young Investor Fund                                  9/30/04      9,441
                                                              9/30/03      8,100

Columbia Dividend Income Fund+                                9/30/04      5,500
                                                              9/30/03      6,520

Columbia Asset Allocation Fund+                               9/30/04      5,500
                                                              9/30/03      6,520

                                                                         NON-AUDIT
FUND NAME                                                       FYE      SERVICES
---------                                                     --------   ---------
Columbia Large Cap Core Fund+                                 9/30/04      5,500
                                                              9/30/03      6,520

Columbia Large Cap Growth Fund+                               9/30/04      5,500
                                                              9/30/03      6,520

Columbia Disciplined Value Fund+                              9/30/04      5,500
                                                              9/30/03      6,520

Columbia Small Company Equity Fund+                           9/30/04      5,500
                                                              9/30/03      6,520

Columbia Small Cap Fund+                                      9/30/04      8,200
                                                              9/30/03      6,520



+ Effective March 1, 2004, PwC replaced E&Y as auditors.



The table above does not include $95,000 paid in both fiscal years to PwC by a control affiliate related to internal controls reviews of the registrant's transfer agent.

APPENDIX F -- SHARES OUTSTANDING AND ENTITLED TO VOTE



For each class of the Funds' shares entitled to vote at the Meeting, the number of shares outstanding as of June 28, 2005 was as follows:



                                                  NUMBER OF SHARES OUTSTANDING
FUND CLASS                                            AND ENTITLED TO VOTE
------------------------------------------------  ----------------------------
COLUMBIA HIGH YIELD OPPORTUNITY FUND
  A                                                      59,088,118.2600
  B                                                      41,512,145.4330
  C                                                       6,541,453.3920
  Z                                                       2,782,028.3510
COLUMBIA STRATEGIC INCOME FUND
  A                                                     100,688,322.0090
  B                                                      56,446,726.0070
  C                                                       8,677,931.7780
  J                                                      34,320,725.5960
  Z                                                       9,319,809.0560
COLUMBIA TAX-MANAGED GROWTH FUND
  A                                                       4,195,680.1970
  B                                                      10,715,359.5270
  C                                                       1,632,845.3110
  E                                                         666,045.6490
  F                                                         658,062.1850
  Z                                                          19,022.5040
COLUMBIA TAX-MANAGED VALUE FUND
  A                                                       1,136,344.4580
  B                                                       3,719,206.8830
  C                                                         906,687.9700
  Z                                                           5,495.9950
COLUMBIA FEDERAL SECURITIES FUND
  A                                                      71,753,138.2560
  B                                                       6,776,436.0090
  C                                                         842,400.5030
  Z                                                       3,597,814.0010
COLUMBIA GLOBAL EQUITY FUND
  A                                                       6,346,889.6960
  B                                                       1,315,436.0610
  C                                                          92,225.9570
COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
  A                                                         268,290.8740
  B                                                         227,974.6550
  C                                                         130,965.9150
  G                                                         234,578.3870
  T                                                       3,075,298.2880
  Z                                                      28,354,925.5690

                                                  NUMBER OF SHARES OUTSTANDING
FUND CLASS                                            AND ENTITLED TO VOTE
------------------------------------------------  ----------------------------
COLUMBIA LIBERTY FUND
  A                                                      67,809,636.1070
  B                                                      17,107,944.8470
  C                                                         660,490.7790
  Z                                                          79,036.1210
COLUMBIA MID CAP VALUE FUND
  A                                                      26,397,882.1340
  B                                                      12,810,829.2550
  C                                                       2,660,110.6860
  Z                                                      25,603,011.9540
COLUMBIA QUALITY PLUS BOND FUND
  A                                                       2,990,556.1720
  B                                                       1,093,496.0470
  C                                                         475,697.7440
  G                                                         331,148.3460
  T                                                       2,834,734.1420
  Z                                                      87,414,273.2620
COLUMBIA MUNICIPAL MONEY MARKET FUND
  A                                                       8,338,179.7960
  B                                                         413,173.5270
  C                                                         270,589.6100
  Z                                                      50,537,783.7020
COLUMBIA TAX-EXEMPT FUND
  A                                                     116,390,598.4260
  B                                                       2,820,717.7290
  C                                                         635,524.8250
COLUMBIA TAX-EXEMPT INSURED FUND
  A                                                      14,049,877.3230
  B                                                       2,021,984.3410
  C                                                       1,104,925.5850
COLUMBIA UTILITIES FUND
  A                                                      23,558,618.2290
  B                                                       3,936,687.2520
  C                                                         501,467.7540
  Z                                                       2,412,323.1740
COLUMBIA CALIFORNIA TAX-EXEMPT FUND
  A                                                      25,139,278.5890
  B                                                       3,166,785.4950
  C                                                       1,813,973.9720
  Z                                                                    0
COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
  A                                                       1,062,811.5870
  B                                                         495,042.3190
  C                                                         868,099.1440
  G                                                          27,704.4330
  T                                                       2,564,314.6600
  Z                                                      12,427,512.6140

                                                  NUMBER OF SHARES OUTSTANDING
FUND CLASS                                            AND ENTITLED TO VOTE
------------------------------------------------  ----------------------------
COLUMBIA CONNECTICUT TAX-EXEMPT FUND
  A                                                      12,540,702.2230
  B                                                       4,825,270.0810
  C                                                       2,691,472.9820
COLUMBIA FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
  A                                                         109,475.7080
  B                                                          45,257.1670
  C                                                         112,018.3560
  Z                                                       5,618,246.6910
COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND
  A                                                       1,786,341.5240
  B                                                         227,252.9520
  C                                                         292,203.9980
  G                                                          48,172.4530
  T                                                       1,726,300.7020
  Z                                                      44,217,274.2460
COLUMBIA LARGE COMPANY INDEX FUND
  A                                                         929,904.4970
  B                                                         477,250.8760
  C                                                         110,679.2640
  Z                                                      29,346,550.5510
COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
  A                                                         800,329.0840
  B                                                         310,194.6180
  C                                                         672,390.8170
  G                                                          86,773.5260
  T                                                       5,381,976.6830
  Z                                                      22,926,627.5960
COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND
  A                                                      18,976,005.1390
  B                                                       3,642,996.5320
  C                                                       1,815,484.8130
COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
  A                                                         376,891.1000
  B                                                         190,388.2820
  C                                                         465,866.6100
  G                                                          16,923.5570
  T                                                         667,278.4620
  Z                                                       6,040,224.8530
COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND
  A                                                         254,972.6900
  B                                                         318,714.6720
  C                                                         252,106.9890
  G                                                          14,558.3890
  T                                                       1,673,615.1120
  Z                                                       8,463,574.9760

                                                  NUMBER OF SHARES OUTSTANDING
FUND CLASS                                            AND ENTITLED TO VOTE
------------------------------------------------  ----------------------------
COLUMBIA NEW YORK TAX-EXEMPT FUND
  A                                                       7,826,965.0020
  B                                                       3,888,054.0480
  C                                                       1,325,308.6530
COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND
  A                                                         130,394.8080
  B                                                          78,069.3420
  C                                                         146,997.3580
  G                                                          29,208.8450
  T                                                       1,107,431.5640
  Z                                                       9,191,318.3220
COLUMBIA SMALL COMPANY INDEX FUND
  A                                                         417,237.9020
  B                                                         171,087.0490
  C                                                         175,769.7110
  Z                                                      15,328,411.5210
COLUMBIA U.S. TREASURY INDEX FUND
  A                                                         407,187.3260
  B                                                         140,585.9900
  C                                                          82,585.8600
  Z                                                      13,526,375.1260
COLUMBIA GROWTH & INCOME FUND
  A                                                      32,041,028.0920
  B                                                      38,762,096.5750
  C                                                       4,533,674.0710
  Z                                                      27,169,696.7190
COLUMBIA SMALL CAP VALUE FUND
  A                                                       9,168,156.7230
  B                                                       4,807,377.2090
  C                                                       1,443,764.7640
  Z                                                       1,879,287.6040
COLUMBIA NEWPORT TIGER FUND
  A                                                      13,696,940.0190
  B                                                       4,103,439.2430
  C                                                       1,974,115.8050
  T                                                       1,909,353.4190
  Z                                                       1,889,513.5510
COLUMBIA INCOME FUND
  A                                                       9,768,800.7440
  B                                                       2,533,737.6350
  C                                                       1,109,277.2390
  Z                                                      57,255,745.5640
COLUMBIA INTERMEDIATE BOND FUND
  A                                                      20,199,562.5770
  B                                                       9,653,544.2880
  C                                                       5,066,102.6020
  Z                                                     111,883,252.1860

                                                  NUMBER OF SHARES OUTSTANDING
FUND CLASS                                            AND ENTITLED TO VOTE
------------------------------------------------  ----------------------------
COLUMBIA HIGH YIELD MUNICIPAL FUND
  A                                                       8,016,245.1830
  B                                                       2,878,758.6320
  C                                                       1,169,809.1540
  Z                                                      39,252,626.4790
COLUMBIA MANAGED MUNICIPALS FUND
  A                                                       4,949,968.8110
  B                                                         639,098.6010
  C                                                         243,342.5480
  Z                                                      38,850,083.3270
COLUMBIA ASSET ALLOCATION FUND
  A                                                         233,458.8980
  B                                                         428,127.6000
  C                                                          43,854.6510
  G                                                       1,593,655.6160
  T                                                      11,523,795.0110
  Z                                                      10,755,297.0560
COLUMBIA DIVIDEND INCOME FUND
  A                                                       2,097,371.3250
  B                                                       1,405,016.2600
  C                                                         298,281.0110
  G                                                         380,187.2200
  T                                                       8,455,243.7520
  Z                                                      25,360,599.8430
COLUMBIA DISCIPLINED VALUE FUND
  A                                                         273,388.0270
  B                                                         286,857.3960
  C                                                          35,424.5510
  G                                                         383,307.8050
  T                                                       9,583,502.6080
  Z                                                      20,227,561.2500
COLUMBIA GROWTH STOCK FUND
  A                                                       5,020,642.2390
  B                                                      19,326,443.7140
  C                                                       1,560,165.3870
  Z                                                      34,127,628.0350
COLUMBIA LARGE CAP CORE FUND
  A                                                         765,684.3730
  B                                                         503,214.1230
  C                                                          42,688.9700
  G                                                         899,760.9890
  T                                                      13,830,073.4580
  Z                                                      25,966,158.1400

                                                  NUMBER OF SHARES OUTSTANDING
FUND CLASS                                            AND ENTITLED TO VOTE
------------------------------------------------  ----------------------------
COLUMBIA LARGE CAP GROWTH FUND
  A                                                         495,473.2260
  B                                                         381,038.9270
  C                                                          69,752.3600
  G                                                       2,674,574.3390
  T                                                      10,745,548.0160
  Z                                                      61,431,244.8100
COLUMBIA SMALL COMPANY EQUITY FUND
  A                                                         296,714.0050
  B                                                         136,711.0740
  C                                                          63,513.1470
  G                                                         235,186.7320
  T                                                       3,882,795.0480
  Z                                                       8,452,798.1460
COLUMBIA SMALL CAP FUND
  A                                                      11,159,038.2410
  B                                                       2,360,589.2780
  C                                                       3,374,160.0680
  G                                                         557,716.1270
  T                                                       8,075,386.8560
  Z                                                      55,646,115.2470
COLUMBIA YOUNG INVESTOR FUND
  A                                                       7,183,805.2450
  B                                                         456,372.2210
  C                                                          63,938.5680
  Z                                                      61,018,072.0320

APPENDIX G -- OWNERSHIP OF SHARES



CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
 COLUMBIA HIGH YIELD OPPORTUNITY FUND -- A
  B     Citigroup Global Markets, Inc.   2,327,419.7090    5.45    42,701,142.1460
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &      400,624.2620    6.01     6,661,854.4010
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Bank of America NA                 148,979.4630    5.30     2,812,452.2750
        411 N. Akard St.
        Dallas, TX 75201-3307
  Z     Charles Schwab & Co. Inc.          529,045.7550   18.81     2,812,452.2750
        Cust.
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA STRATEGIC INCOME FUND -- A
  C     Merrill Lynch Pierce Fenner &      609,033.7060    7.28     8,365,861.9830
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Bank of America NA               7,013,855.3160   92.33     7,596,204.3260
        411 N. Akard St.
        Dallas, TX 75201-3307
  J     Tokai Tokyo Securities          32,381,625.5960   93.31    34,703,515.5960
        Shinyaesu Bldg 7-1
        Kyobashi 1-Chome
        Chuo-Ku
        Tokyo, Japan 104-0031
  J     Mitsubishi Securities Co. Ltd.   2,321,890.0000    6.69    34,703,515.5960
        Investment Trust Division
        Mitsubishi Building
        2-5-2 Marunouchi
        Chiyoda-Ku Tokyo 100-0005
        Japan
COLUMBIA TAX-MANAGED GROWTH FUND -- A
  Z     Jonathan Lowet                       6,259.8630   32.91        19,022.5040
        160 E. 91st St.
        New York, NY 10125-0001 ]

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     Merrill Lynch Pierce Fenner &      150,919.6600    8.89     1,698,165.1330
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Streimer Sheet Metal Works          11,980.8310   62.98        19,022.5040
        Inc.
        740 N. Knott St.
        Portland, OR 97227-2099
COLUMBIA TAX-MANAGED VALUE FUND -- A
  Z     Rose Diaz &                          1,400.3650   25.54         5,483.7800
        Robert R. Diaz
        91 Salem Rd.
        Fishkill, NY 12524-1420
  Z     Steven J. Barbon                     2,427.6170   44.27         5,483.7800
        Robert P. Rohall
        P.O. Box 279
        Temple, PA 19560-0279
  Z     Robert P. Rohall                       648.0720   11.82         5,483.7800
        701 Georgia Ave.
        Reading, PA 19605-1109
  Z     The Dekema Living Trust                929.7600   16.95         5,483,7800
        P.O. Box 2174
        Friday Harbor, WA 98250-2174
  A     LPL Financial Services              79,649.2750    6.87     1,158,993.7370
        9785 Towne Centre Dr.
        San Diego, CA 92121-1968
COLUMBIA FEDERAL SECURITIES FUND -- A
  C     Citigroup Global Markets, Inc.      44,291.5210    5.23       846,122.8880
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &       51,949.4470    6.14       846,122.8880
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Columbia Thermostat Fund         3,139,993.5170   95.23     3,297,218.3520
        227 W. Monroe St. Ste. 3000
        Chicago, IL 60606-5018
COLUMBIA GLOBAL EQUITY FUND -- A
  A     Citigroup Global Markets, Inc.     376,301.2450    5.87     6,405,860.1650
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     UBS Financial Services Inc.          5,798.7110    6.18        93,784.1430
        FBO
        James D. Heerwagen
        P.O. Box 3321,
        1000 Harbor Blvd.
        Weehawken, NJ 07086-6761
  C     Merrill Lynch Pierce Fenner &        6,217.5060    6.63        93,784.1430
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
COLUMBIA INTERM GOVERNMENT INCOME FD-T
  A     MCB Trust Services Cust FBO         14,526.5300    5.41       268,526.9560
        IMPCO Technologies Inc.
        Deferred C
        700 17th St. Ste. 300
        Denver, CO 80202-3531
  A     ADP Clearing & Outsourcing          13,953.4880    5.20       268,526.9560
        26 Broadway
        New York, NY 10004-1703
  C     ADP Clearing & Outsourcing          10,106.3220    7.67       131,749.6250
        26 Broadway
        New York, NY 10004-1703
  A     Ferris Baker Watts Inc.             77,726.2040   28.95       268,526.9560
        75 Arch St. Ste. 402
        Akron, OH 44304-1433
  C     UBS Financial Services Inc.         28,901.3030   21.94       131,749.6250
        FBO
        MS Public Health Workers
        Federal Credit Union
        2815 N. State St.
        Jackson, MS 39216-4306
  C     UBS Financial Services Inc.         14,312.9770   10.86       131,749.6250
        FBO
        Mississippi Public Employees
        Credit Union
        613 S. West St.
        Jackson, MS 39201-5506
  C     UBS Financial Services Inc.         19,221.6390   14.59       131,749.6250
        FBO
        Ferguson FCU
        577 N. A. Sandifer Rd.
        Monticello, MS 39654-7691
  Z     Bank of America NA              26,682,457.1190   93.10    28,661,001.1080
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA LIBERTY FUND -- A
  Z     ADP Clearing & Outsourcing           5,888.7270    7.49        78,605.0130
        26 Broadway
        New York, NY 10004-1703

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Se Boo Kang &                        5,976.4110    7.60        78,605.0130
        In Soon Kang
        1305 King Arthur Dr.
        Mechanicsburg, PA 17050-7672
  Z     William R. Larsen &                 10,697.6500   13.61        78,605.0130
        Beatriz M. De Larsen
        416 E 11th St. SE
        Rome, GA 30161-6222
  Z     Streimer Sheet Metal Works          20,222.6510   25.73        78,605.0130
        Inc.
        740 N. Knott St.
        Portland, OR 97227-2099
COLUMBIA MID CAP VALUE FUND -- Z
  C     Merrill Lynch Pierce Fenner &      390,881.5240   14.50     2,696,070.1990
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Bank of America NA               8,275,067.5790   31.98    25,878,387.6830
        411 N. Akard St.
        Dallas, TX 75201-3307
  Z     Charles Schwab & Co. Inc.        2,687,029.6960   10.38    25,878,387.6830
        Special custody account for
        the exclusive benefit of
        customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  A     Charles Schwab & Co. Inc.        2,298,500.1270    8.64    26,594,955.8710
        Cust.
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA QUALITY PLUS BOND FUND -- T
  G     ADP Clearing & Outsourcing          33,074.1010    9.10       363,628.4870
        26 Broadway
        New York, NY 10004-1703
  C     Merrill Lynch Pierce Fenner &       42,550.4310    8.97       474,113.4280
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     American Express Trust Company     703,600.6330   23.58     2,984,273.1560
        996 AXP Financial Ctr.
        Minneapolis, MN 55474-0009
  Z     Amvescap National Trust Co as   11,070,544.8170   12.90    85,850,781.9100
        Agent for Fleet National Bank
        FBO
        FleetBoston Financialsavings
        Plus
        P.O. Box 105779
        Atlanta, GA 30348-5779

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Bank of America NA TTEE         11,199,784.6620   13.05    85,850,781.9100
        FBO Bank of America 401K Plan
        700 Louisiana St.
        Houston, TX 77002-2700
  Z     Bank of America NA              57,998,698.5480   67.56    85,850,781.9100
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc.          514,777.4460   17.25     2,984,273.1560
        Cust.
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA MUNICIPAL MONEY MARKET FUND -- A
  C     NFSC                                74,456.1200   27.93       266,589.6100
        Rodolfo A. Gonzales
        Rudy T. Gonzales
        796 Ash Ave.
        Chula Vista, CA 91910-5320
  C     UBS Financial Services Inc.         42,662.8600   16.00       266,589.6100
        FBO
        Jo E. Leibowitz
        1220 Sara Ct.
        Silver City, NM 88061-7104
  B     Pershing LLC                        76,941.0000   18.62       413,173.5270
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  B     ADP Clearing & Outsourcing          25,234.0900    6.11       413,173.5270
        26 Broadway
        New York, NY 10004-1703
  A     ADP Clearing & Outsourcing         609,044.7500    7.20     8,464,679.3560
        26 Broadway
        New York, NY 10004-1703
  B     Robert Young Tod                    63,343.8200   15.33       413,173.5270
        992 Oak Street
        East Hartford, CT 06118-3550
  B     First Clearing, LLC                 36,222.7000    8.77       413,173.5270
        Brian J. Downing & Cheryl
        Downing Family Trust
        8115 C R 135
        Celina, TX 75009
  C     First Clearing Corporation          21,167.5700    7.94       266,589.6100
        Randolph C. Lindel & Nancy E.
        Lindel
        46 Deer Hill Ave.
        Danbury, CT 06810-7937

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     UBS Financial Services Inc.         30,484.4300    7.38       413,173.5270
        FBO
        Robert L. Polin &
        Ann H. Polin
        176 Polin Farm Road
        Elloree, SC 29047-9504
  C     Marcia A. Kemp                      50,399.4200   18.91       266,589.6100
        Thomas W. Kemp
        7550 Hessler Dr. NE
        Rockford, MI 49341-9509
  C     Ann M. Meinke                       34,828.0400   13.06       266,589.6100
        Patricia K. Westgate
        4555 Honey Creek Ave. NE
        Ada, MI 49301-9629
  C     Jefferson Liu &                     34,460.9700   12.93       266,589.6100
        Donna Y. Liu
        28761 Appletree
        Mission Viejo, CA 92692-1089
  A     The Price Family Trust             500,501.2800    5.91     8,464,679.3560
        1 Quail Ridge Rd. S.
        Rolling Hills, CA 90274-5017
  A     Robert F. Kidd & Joan H. Story     461,483.0400    5.45     8,464,679.3560
        61 Marr Ave.
        Oakland, CA 94611-3130
  B     Dean Witter FBO                     90,519.5100   21.91       413,173.5270
        Nancy W. Garn
        P.O. Box 250
        New York, NY 10008-0250
  A     Joseph Sherman DBA                 610,840.3900    7.22     8,464,679.3560
        Sierra Pines
        P.O. Box 1416
        San Gabriel, CA 91778-1416
COLUMBIA TAX-EXEMPT FUND -- A
  C     Pershing LLC                        54,365.5770    8.28       656,969.7170
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  B     Merrill Lynch Pierce Fenner &      360,117.6200   12.30     2,927,025.9790
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      106,997.3590   16.29       656,969.7170
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
 COLUMBIA TAX-EXEMPT INSURED FUND -- A
  C     Citigroup Global Markets, Inc.     317,358.5530   26.37     1,203,586.3670
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Merrill Lynch Pierce Fenner &      218,525.8210   10.77     2,029,818.6610
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      355,906.4590   29.57     1,203,586.3670
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
COLUMBIA UTILITIES FUND -- A
  B     Citigroup Global Markets, Inc.     255,169.3110    6.35     4,020,298.7260
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Citigroup Global Markets, Inc.      40,099.2850    7.95       504,275.4410
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Merrill Lynch Pierce Fenner &      349,873.5560    8.70     4,020,298.7260
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &       73,952.2970   14.67       504,275.4410
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     Merrill Lynch Pierce Fenner &    1,811,182.0030    7.60    23,825,132.4420
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
COLUMBIA CALIFORNIA TAX-EXEMPT FUND -- A
  C     NFSC                               119,203.9450    6.51     1,830,765.8510
        Shirley Ann Del Faro
        Livingtrust
        3901 Alonzo Ave.
        Encino, CA 91316-4408

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     Citigroup Global Markets, Inc.     224,721.3900    6.88     3,268,074.6940
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  A     Citigroup Global Markets, Inc.   1,989,744.3930    7.81    25,463,350.8670
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Merrill Lynch Pierce Fenner &      230,289.7660    7.05     3,268,074.6940
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      519,023.8750   28.35     1,830,765.8510
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     Merrill Lynch Pierce Fenner &    1,386,230.8110    5.44    25,463,350.8670
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
COLUMBIA CT INTERM MUNI BOND FUND -- T
  A     UBS Financial Services Inc.         69,482.2890    6.05     1,147,536.6560
        Sharon Hosley
        44 Hamre Ln.
        Branford, CT 06405-3736
  A     UBS Financial Services Inc.         60,399.6370    5.26     1,147,536.6560
        Richard Hosley
        44 Hamre Lane
        Branford, CT 06405-3736
  T     Kelly F. Shackelford               151,804.5160    5.77     2,630,965.4370
        P.O. Box 672
        New Canaan, CT 06840-0672
  A     Citigroup Global Markets, Inc.     438,585.0410   38.22     1,147,536.6560
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Citigroup Global Markets, Inc.      62,541.6630    6.83       915,298.6010
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  G     ADP Clearing & Outsourcing           4,440.5910   16.00        27,747.5940
        26 Broadway
        New York, NY 10004-1703

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  G     ADP Clearing & Outsourcing           1,529.5300    5.51        27,747.5940
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           3,059.0940   11.02        27,747.5940
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           3,236.4020   11.66        27,747.5940
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           9,041.7010   32.59        27,747.5940
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           2,971.3580   10.71        27,747.5940
        26 Broadway
        New York, NY 10004-1703
  A     Merrill Lynch Pierce Fenner &      226,659.2690   19.75     1,147,536.6560
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  B     Merrill Lynch Pierce Fenner &      138,808.5210   27.98       496,145.1440
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      236,063.1050   25.79       915,298.6010
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  B     UBS Financial Services Inc.         33,397.3940    6.73       496,145.1440
        FBO
        Gabriel G. Haddad and Karen K.
        Haddad
        24 Bedford Rd.
        Greenwich, CT 06831-2533
  Z     Bank of America NA              11,231,637.6490   94.57    11,876,300.6140
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA MA INTERM MUNI BOND FUND -- T
  B     Pershing LLC                        16,300.0250    5.05       322,662.7170
        PO Box 2052
        Jersey City, NJ 07303-2052
  G     ADP Clearing & Outsourcing          10,877.9520   12.54        86,773.5260
        26 Broadway
        New York, NY 10004-1703

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  G     ADP Clearing & Outsourcing           7,893.1520    9.10        86,773.5260
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing          21,238.6370   24.48        86,773.5260
        26 Broadway
        New York, NY 10004-1703
  T     ADP Clearing & Outsourcing         282,175.7910    5.22     5,401,785.4250
        26 Broadway
        New York, NY 10004-1703
  T     ADP Clearing & Outsourcing         293,745.5180    5.44     5,401,785.4250
        26 Broadway
        New York, NY 10004-1703
  A     Merrill Lynch Pierce Fenner &       71,817.1320    7.34       977,826.3590
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &       81,273.0190   12.07       673,573.6590
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  A     A G Edwards & Sons Inc.            191,306.9140   19.56       977,826.3590
        1 N. Jefferson Ave.
        Saint Louis, MO 63103-2205
  Z     Bank of America NA              22,477,564.5750   97.61    23,027,503.0420
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc.          117,584.0980   18.16       977,826.3590
        Cust.
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA CONNECTICUT TAX-EXEMPT FUND -- A
  A     Citigroup Global Markets, Inc.     724,808.2730    5.73    12,638,689.5370
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Merrill Lynch Pierce Fenner &      652,684.9000   13.04     5,007,005.3660
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      488,474.1410   17.88     2,732,200.9430
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     Merrill Lynch Pierce Fenner &      859,698.4110    6.80    12,638,689.5370
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
COLUMBIA FLORIDA INTERM MUNI BOND FD -- Z
  A     NFSC                                18,967.4260   17.28       109,733.7330
        William F. Davis Trust
        2949 Sunset Point Rd.
        Clearwater, FL 33759-1615
  B     NFSC                                 3,268.5410    7.16        45,651.9510
        Sid Cox Jr. Revoctrust
        353 Kelly Plantation Dr.
        Destin, FL 32541-3404
  B     NFSC                                 2,875.4580    6.30        45,651.9510
        Jeremiah & Edith Danberg Revoc
        104 Apache Way
        Tewksbury, MA 01876-4617
  A     Citigroup Global Markets, Inc       12,208.6930   11.13       109,733.7330
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Citigroup Global Markets, Inc        3,605.0790    7.90        45,651.9510
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Pershing LLC                         2,408.0000    5.27        45,651.9510
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  B     Pershing LLC                         2,416.1790    5.29        45,651.9510
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  B     ADP Clearing & Outsourcing           2,430.7470    5.32        45,651.9510
        26 Broadway
        New York, NY 10004-1703
  C     Merrill Lynch Pierce Fenner &       67,331.6850   60.18       111,875.3870
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  B     Merrill Lynch Pierce Fenner &        6,553.9430   14.36        45,651.9510
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     UBS Financial Services Inc.          3,653.7740    8.00        45,651.9510
        FBO
        P.O. Box 7082
        Indian Lakes Est., FL
        33855-7082
  B     Janney Montgomery Scott LLC          9,579.0000   20.98        45,651.9510
        U/W Elsie M. Kelber
        1801 Market St.
        Philadelphia, PA 19103-1628
  C     First Clearing LLC                   8,559.5700    7.65       111,875.3870
        Rita Cohen
        57 Pratt St. Ste. 815
        Hartford, CT 06103-1614
  C     First Clearing, LLC                 19,775.4280   17.68       111,875.3870
        1255 Pasadena Ave. S. Apt. 405
        S. Pasadena, FL 33707-6207
  A     A G Edwards & Sons Inc. FBO         22,189.1980   20.22       109,733.7330
        T. Frank Syfrett &
        Patricia B. Syfrett
        1 N. Jefferson Ave.
        Saint Louis, MO 63103-2205
  Z     Bank of America NA               5,373,063.9630   93.02     5,776,071.0980
        411 N. Akard St.
        Dallas, TX 75201-3307
  C     Dean Witter FBO                      5,612.7220    5.02       111,875.3870
        Theodore P. Zawada Trust
        P.O. Box 250
        New York, NY 10008-0250
  C     Dean Witter FBO                      7,951.3560    7.11       111,875.3870
        P.O. Box 250
        New York, NY 10008-0250
  A     Charles Schwab & Co. Inc.           26,470.9030   24.12       109,733.7330
        Cust.
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA INTERM TAX-EXEMPT BOND FUND -- T
  G     Anna Pulson &                        3,114.7200    5.70        54,607.6200
        Nicola Pulsone
        48 Derby St.
        West Newton, MA 02465-1602
  C     NFSC                                16,294.1480    5.60       290,906.4160
        Sirios Livingtrust
        1254 Cuyamaca Ave.
        Chula Vista, CA 91911-3553
  A     Citigroup Global Markets, Inc.     105,104.7380    5.64     1,862,717.1610
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     Citigroup Global Markets, Inc.      27,480.3060    9.45       290,906.4160
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Citigroup Global Markets, Inc.      23,658.2840   10.62       222,873.9360
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Pershing LLC                        17,540.3180    7.87       222,873.9360
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  G     ADP Clearing & Outsourcing          18,542.8280   33.96        54,607.6200
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           8,515.7480   15.59        54,607.6200
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           4,767.1150    8.73        54,607.6200
        26 Broadway
        New York, NY 10004-1703
  A     Merrill Lynch Pierce Fenner &      309,293.0030   16.60     1,862,717.1610
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &       98,382.2840   33.82       290,906.4160
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  G     Howard L. Lovelace & Mary E.         7,188.5940   13.16        54,607.6200
        Lovelace
        15 Nottinghill Ct.
        Manalapan, NJ 07726-8685
  G     Fiserv Securities Inc.               3,147.2800    5.76        54,607.6200
        One Commerce Square
        2005 Market St. Ste. 1200
        Philadelphia, PA 19103-7008
  A     UBS Financial Services Inc.        101,619.9160    5.46     1,862,717.1610
        FBO
        Margaret E. Diponio
        14800 Farmington Rd. Ste. 102
        Livonia, MI 48154-5464
  C     A G Edwards & Sons Inc. FBO         30,761.7000   10.57       290,906.4160
        Richard J. Miele & Carmel L.
        Miele
        1 N. Jefferson Ave.
        Saint Louis, MO 63103-2205

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Bank of America NA              33,930,088.1330   78.26    43,355,183.0030
        411 N. Akard St.
        Dallas, TX 75201-3307
  T     Charles Schwab & Co. Inc.          154,182.3750    8.82     1,747,395.0520
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA LARGE COMPANY INDEX FUND -- Z
  C     NFSC                                 8,894.6360    7.89       112,694.9550
        Gary J. Gartner
        2002 Irrevtrust
        599 Lexington Ave.
        New York, NY 10022-6030
  Z     Amvescap National Trust Co.      6,416,064.0300   21.60    29,701,346.4110
        FleetBoston Financialsavings
        Plus
        P.O. Box 105779
        Atlanta, GA 30348-5779
  Z     Bank of America NA               5,916,805.8200   19.92    29,701,346.4110
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Bank of America                    164,879.8610   18.22       904,996.0970
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA MA INTERM MUNI BOND FUND -- T
  B     Pershing LLC                        16,300.0250    5.05       322,662.7170
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  G     ADP Clearing & Outsourcing          10,877.9520   12.54        86,773.5260
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           7,893.1520    9.10        86,773.5260
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing          21,238.6370   24.48        86,773.5260
        26 Broadway
        New York, NY 10004-1703
  T     ADP Clearing & Outsourcing         282,175.7910    5.22     5,401,785.4250
        26 Broadway
        New York, NY 10004-1703
  T     ADP Clearing & Outsourcing         293,745.5180    5.44     5,401,785.4250
        26 Broadway
        New York, NY 10004-1703
  A     Merrill Lynch Pierce Fenner &       71,817.1320    7.34       977,826.3590
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     Merrill Lynch Pierce Fenner &       81,273.0190   12.07       673,573.6590
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  A     A G Edwards & Sons Inc. FBO        191,306.9140   19.56       977,826.3590
        Mark Haller
        1 N. Jefferson Ave.
        Saint Louis, MO 63103-2205
  Z     Bank of America NA              22,477,564.5750   97.61    23,027,503.0420
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc. Cust     177,584.0980   18.16       977,826.3590
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA MA TAX-EXEMPT FUND -- A
  B     Citigroup Global Markets, Inc.     303,468.7860    8.06     3,766,333.9220
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Citigroup Global Markets, Inc.     105,049.5190    5.79     1,814,688.4520
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &      510,213.2500   28.12     1,814,688.4520
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
COLUMBIA NJ INTERM MUNI BOND FUND -- T
  A     RBC Dain Rauscher Inc. FBO          47,641.5090   12.51       380,773.0670
        Catherine McTernan
        James McTernan
        146 Patriot Hill Dr.
        Basking Ridge, NJ 07920-4216
  C     RBC Dain Rauscher Inc. FBO          28,873.9170    6.14       470,250.4560
        Catherine McTernan
        James McTernan
        146 Patriot Hill Dr.
        Basking Ridge, NJ 07920-4216
  G     ADP Clearing & Outsourcing           1,528.1750    9.03        16,923.5570
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing          12,675.9790   74.90        16,923.5570
        26 Broadway
        New York, NY 10004-1703

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     ADP Clearing & Outsourcing         153,696.0980   40.36       380,773.0670
        26 Broadway
        New York, NY 10004-1703
  B     ADP Clearing & Outsourcing          10,048.7740    5.27       190,638.4540
        26 Broadway
        New York, NY 10004-1703
  C     ADP Clearing & Outsourcing          27,837.4140    5.92       470,250.4560
        26 Broadway
        New York, NY 10004-1703
  C     ADP Clearing & Outsourcing          34,478.8830    7.33       470,250.4560
        26 Broadway
        New York, NY 10004-1703
  T     ADP Clearing & Outsourcing          51,137.9660    7.64       669,115.6470
        26 Broadway
        New York, NY 10004-1703
  A     Merrill Lynch Pierce Fenner &       24,724.0130    6.49       380,773.0670
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      104,196.4610   22.16       470,250.4560
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  G     Cynthia L. Peterson                  1,048.5720    6.20        16,923.5570
        68 Davidson Ave.
        Ramsey, NJ 07446-1465
  C     First Clearing, LLC                 52,955.1620   11.26       470,250.4560
        Peter A. Staats
        P.O. Box 106
        Belle Mead, NJ 08502-0106
  Z     Bank of America NA               5,753,028.3870   95.48     6,025,364.5040
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc. Cust      50,996.7440   13.39       380,773.0670
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA NY INTERM MUNI BOND FUND -- T
  B     NFSC                                18,674.8940    5.39       346,308.1160
        Emma Persico
        56 Millsburg Rd.
        Middletown, NY 10940-8410
  G     Shelley J. Masters                     898.8320    5.44        16,509.5720
        60 Morrow Ave. Apt. 6AN
        Scarsdale, NY 10583-8153

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     Citigroup Global Markets, Inc.      32,039.5490   14.65       218,641.4730
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Pershing LLC                        14,364.5760    6.57       218,641.4730
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  G     ADP Clearing & Outsourcing           1,940.1190   11.75        16,509.5720
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing             963.2980    5.83        16,509.5720
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           1,803.6440   10.92        16,509.5720
        26 Broadway
        New York, NY 10004-1703
  B     Merrill Lynch Pierce Fenner &       81,249.8340   23.46       346,308.1160
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &       57,383.2280   26.25       218,641.4730
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  G     FISERV Securities Inc.               9,789.8760   59.30        16,509.5720
        One Commerce Square
        2005 Market Street Suite 1200
        Philadelphia, PA 19103-7008
  Z     Bank of America NA               8,124,676.0270   97.79     8,307,872.5150
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc. Cust      47,675.8740   18.73       254,483.0810
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA NEW YORK TAX-EXEMPT FUND -- A
  B     Citigroup Global Markets, Inc.     266,668.9550    6.69     3,987,559.7830
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Citigroup Global Markets, Inc.     364,225.6020   27.58     1,320,591.4690
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     Citigroup Global Markets, Inc.     629,528.6660    8.02     7,850,933.3660
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Merrill Lynch Pierce Fenner &      351,560.7540    8.82     3,987,559.7830
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      289,655.4730   21.93     1,320,591.4690
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     Merrill Lynch Pierce Fenner &      553,408.5080    7.05     7,850,933.3660
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
COLUMBIA RI INTERM MUNI BOND FUND -- T
  A     Virginia D. Rossi Tod               30,060.2960   23.09       130,180.1710
        720 Chopmist Hill Rd.
        N Scituate, RI 02857-1052
  T     John J. Almeida Revocable           60,371.8570    5.45     1,107,714.4320
        Trust
        27 Topmast Ct.
        Jamestown, RI 02835-2227
  A     Citigroup Global Markets, Inc.      44,695.4310   34.33       130,180.1710
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Pershing LLC                        20,538.7400   14.00       146,749.9130
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  G     ADP Clearing & Outsourcing           6,329.1140   19.61        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           3,092.1710    9.58        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           1,970.6960    6.11        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           1,967.9790    6.10        32,273.3460
        26 Broadway
        New York, NY 10004-1703

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  G     ADP Clearing & Outsourcing           2,870.9190    8.90        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           3,553.4760   11.01        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           2,709.9580    8.40        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           6,956.6830   21.56        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  G     ADP Clearing & Outsourcing           2,822.3500    8.75        32,273.3460
        26 Broadway
        New York, NY 10004-1703
  A     ADP Clearing & Outsourcing          12,772.9390    9.81       130,180.1710
        26 Broadway
        New York, NY 10004-1703
  A     ADP Clearing & Outsourcing          14,446.1810   11.10       130,180.1710
        26 Broadway
        New York, NY 10004-1703
  B     ADP Clearing & Outsourcing          18,731.8180   23.99        78,069.3420
        26 Broadway
        New York, NY 10004-1703
  B     ADP Clearing & Outsourcing          24,398.6340   31.25        78,069.3420
        26 Broadway
        New York, NY 10004-1703
  B     ADP Clearing & Outsourcing           7,605.2810    9.74        78,069.3420
        26 Broadway
        New York, NY 10004-1703
  C     Merrill Lynch Pierce Fenner &       64,324.5370   43.83       146,749.9130
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     First Clearing LLC                  10,041.1130    6.84       146,749.9130
        1174 Logee St.
        Woonsocket, RI 02895-6031
  C     Legg Mason Wood Walker Inc.          8,044.1400    5.48       146,749.9130
        P.O. Box 1476
        Baltimore, MD 21203-1476
  Z     Bank of America NA               8,926,820.1980   97.62     9,144,063.7360
        411 N. Akard St.
        Dallas, TX 75201-3307

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     Morgan Stanley DW Inc. FBO           8,118.6400    5.53       146,749.9130
        Harvey Bennett Jr.
        Harborside Financial Cntr
        Plaza 3
        Jersey City, NJ 07311
  T     Charles Schwab & Co. Inc.          102,037.1210    9.21     1,107,714.4320
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA SMALL COMPANY INDEX FUND -- Z
  A     MCB Trust Services Cust. FBO        29,317.4700    7.03       417,192.0770
        Princeton Softech Inc.
        700 17th St. Ste. 300
        Denver, CO 80202-3531
  C     NFSC                                10,377.6430    5.73       181,117.5640
        Madison Historical Society
        Inc.
        P.O. Box 17
        Madison, CT 06443-0017
  C     NFSC                                17,351.4440    9.58       181,117.5640
        Ministerial Fund of
        I Cong. Church of Madison
        39 Sunny Hill Dr.
        Madison, CT 06443-3305
  C     Pershing LLC                        10,226.6940    5.65       181,117.5640
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  A     Reliance Trust Co. Cust             26,430.6620    6.34       417,192.0770
        P.O. Box 48529
        Atlanta, GA 30362-1529
  A     Mercer Trust Company                22,258.2950    5.34       417,192.0770
        Transmetta 401(K) Plan
        One Investors Way
        752270 M.S. N-6-H
        Norwood, MA 02062-1599
COLUMBIA U.S. TREASURY INDEX FUND -- Z
  B     Columbia Trust Company IRA           8,033.0780    5.79       138,801.3100
        Michael A. Marino
        5 Stoneybrook Dr.
        Bridgewater, MA 02324-3555
  A     Steffian Bradley Architects         19,847.8400    5.13       387,050.7630
        401K Plan
        Metro Center
        1 Station Pl.
        Stamford, CT 06902-6800
  A     Pershing LLC                        28,051.4770    7.25       387,050.7630
        P.O. Box 2052
        Jersey City, NJ 07303-2052

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     Pershing LLC                        12,722.9080    9.17       138,801.3100
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  C     ADP Clearing & Outsourcing           6,210.3080    7.75        80,102.8680
        26 Broadway
        New York, NY 10004-1703
  C     Bear Stearns Securities Corp.        5,796.0810    7.24        80,102.8680
        1 Metrotech Center North
        Brooklyn, NY 11201-3870
  C     First Clearing LLC                   9,456.1640   11.81        80,102.8680
        Lenore Brusca
        12 Layng Ter.
        Springfield, NJ 07081-2908
  A     Legg Mason Wood Walker Inc.         38,921.2340   10.06       387,050.7630
        P.O. Box 1476
        Baltimore, MD 21203-1476
  A     Legg Mason Wood Walker Inc.         62,127.9680   16.05       387,050.7630
        P.O. Box 1476
        Baltimore, MD 21203-1476
  C     Legg Mason Wood Walker Inc.         27,726.1670   34.61        80,102.8680
        P.O. Box 1476
        Baltimore, MD 21203-1476
  A     Reliance Trust Co.                  23,824.6350    6.16       387,050.7630
        P.O. Box 48529
        Atlanta, GA 30362-1529
  Z     Bank of America NA               4,348,044.0170   31.00    14,026,947.6830
        411 N. Akard St.
        Dallas, TX 75201-3307
  B     LPL Financial Services               7,950.8610    5.73       138,801.3100
        9785 Towne Centre Drive
        San Diego, CA 92121-1968
COLUMBIA GROWTH & INCOME FUND -- A
  Z     AMVESCAP Natl. Tr. Co.          11,585,918.7910   40.46    28,638,265.0970
        Fleet Boston Financial Savings
        Plus
        P.O. Box 105779
        Atlanta, GA 30348-5779
  Z     Bank of America NA               4,297,336.6760   15.01    28,638,265.0970
        411 N. Akard St.
        Dallas, TX 75201-3307
  Z     Charles Schwab & Co. Inc.        2,249,928.1690    7.86    28,638,265.0970
        Special custody account for
        the exclusive benefit of
        customers
        101 Montgomery St.
        San Francisco, CA 94104-4122

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     Charles Schwab & Co. Inc.        1,803,962.7880    5.57    32,376,526.0130
        Cust.
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA SMALL CAP VALUE FUND -- A
  A     New York Life Trust Company        473,078.9910    5.21     9,087,519.6570
        846 University Ave.
        Norwood, MA 02062-2641
  B     Merrill Lynch Pierce Fenner &      276,533.8220    5.61     4,927,248.0370
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      287,000.5280   20.01     1,434,579.7420
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Bank of America NA               1,558,118.1440   88.98     1,751,046.8650
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc.          960,689.4630   10.57     9,087,519.6570
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA NEWPORT TIGER FUND -- A
  A     Fidelity Investments Inst. L     1,151,958.4680    8.28    13,908,777.6070
        OPS Co.
        FIIOC as agent for certain
        employee benefit plans
        100 Magellan Way
        Covington, KY 41015-1999
  B     Citigroup Global Markets, Inc.     245,178.0370    5.72     4,286,317.3980
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Citigroup Global Markets, Inc.     176,648.8060    8.76     2,015,676.5550
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  B     Merrill Lynch Pierce Fenner &      367,366.6400    8.57     4,286,317.3980
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     Merrill Lynch Pierce Fenner &      382,516.8570   18.98     2,015,676.5550
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     Merrill Lynch Pierce Fenner &      781,780.0670    5.62    13,908,777.6070
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     The Northern Trust Company       1,164,978.7500    8.38    13,908,777.6070
        A G Edwards Inc.
        P.O. Box 92994
        Chicago, IL 60675-2994
  Z     Bank of America NA                 267,027.8450   13.96     1,912,872.6310
        411 N. Akard St.
        Dallas, TX 75201-3307
  Z     Liberty Northwest Insurance        334,101.6460   17.47     1,912,872.6310
        Corp.
        P.O. Box 4555
        Portland, OR 97208-4555
  Z     Charles Schwab & Co. Inc.          579,496.0560   30.29     1,912,872.6310
        101 Montgomery St.
        San Francisco, CA 94104-4122
  A     Charles Schwab & Co. Inc.          778,404.1640    5.60    13,908,777.6070
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA INCOME FUND -- Z
  B     Merrill Lynch Pierce Fenner &      134,499.4880    5.30     2,539,418.5720
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &       77,123.6680    7.10     1,086,783.8640
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Daily Valuation                 29,752,912.8590   53.04    56,092,069.1910
        The Northern Trust Co.
        Mutual Liberty
        P.O. Box 92994
        Chicago, IL 60675-2994
  Z     Bank of America NA               4,134,695.2160    7.37    56,092,069.1910
        411 N. Akard St.
        Dallas, TX 75201-3307

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Charles Schwab & Co. Inc.        4,554,167.4680    8.12    56,092,069.1910
        Special custody account for
        the exclusive benefit of
        customers
        101 Montgomery Street
        San Francisco, CA 94104-4122
COLUMBIA INTERMEDIATE BOND FUND -- Z
  B     Citigroup Global Markets, Inc.     569,289.2590    5.83     9,756,733.4790
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  Z     Citigroup Global Markets Inc.   11,535,288.5850   11.96    96,428,512.6530
        333 West 34th Street
        7th Floor
        Mutual Funds Dept.
        New York, NY 10001-2402
  C     Citigroup Global Markets, Inc.     537,350.2220   10.48     5,125,784.3970
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &      669,152.7330   13.05     5,125,784.3970
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Columbia Thermostat Fund         6,229,239.6960    6.46    96,428,512.6530
        227 W. Monroe St. Ste. 3000
        Chicago, IL 60606-5018
  Z     Bank of America NA              12,282,272.8700   12.74    96,428,512.6530
        411 N. Akard St.
        Dallas, TX 75201-3307
  Z     Charles Schwab & Co. Inc.       17,898,826.1140   18.56    96,428,512.6530
        Special custody account for
        the exclusive benefit of
        customers
        101 Montgomery Street
        San Francisco, CA 94104-4122
  A     Charles Schwab & Co. Inc.        6,186,189.8070   31.14    19,864,432.5160
        101 Montgomery St.
        San Francisco, CA 94104-4122
  A     Transamerica Life Insurance &    3,015,257.0650   15.18    19,864,432.5160
        Annuity Company
        P.O. Box 30368
        Los Angeles, CA 90030-0368

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
 COLUMBIA HIGH YIELD MUNICIPAL FUND -- Z
  A     NFSC                               450,584.6280    5.64     7,993,995.9130
        Joe Nguyen
        Nga Nguyen
        Phuong Nguyen
        1618 Hilton Head Ln.
        Frisco, TX 75034-6919
  B     Citigroup Global Markets, Inc.     197,623.4550    6.66     2,969,263.0000
        333 W. 34th St.
        New York, NY 10001-2402
  B     Merrill Lynch Pierce Fenner &      166,520.5710    5.61     2,969,263.0000
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      241,448.7450   21.43     1,126,868.8100
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     Merrill Lynch Pierce Fenner &      436,333.1240    5.46     7,993,995.9130
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Bank of America NA              22,676,906.9830   59.87    37,874,969.4580
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA MANAGED MUNICIPALS FUND -- A
  B     NFSC                                37,157.6250    5.77       643,469.2340
        Norman J. Busch Trust
        2710 N. McCord Rd.
        Toledo, OH 43615-1716
  B     NFSC                                37,157.6250    5.77       643,469.2340
        Margaret L. Busch Trust
        2710 N. McCord Rd.
        Toledo, OH 43615-1716
  C     Pershing LLC                        25,372.6780   10.38       244,343.9080
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  B     Merrill Lynch Pierce Fenner &       56,683.0230    8.81       643,469.2340
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     Merrill Lynch Pierce Fenner &       80,824.3120   33.08       244,343.9080
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Raymond James & Assoc. Inc.         22,162.8830    9.07       244,343.9080
        FBO Sanders D&G
        880 Carillon Pkwy.
        St. Petersburg, FL 33716-1100
  C     First Clearing LLC                  17,236.5620    7.05       244,343.9080
        TDR Builders Inc.
        10881 Billingham Ave. NW
        Uniontown, OH 44685-9143
  Z     Charles Schwab & Co. Inc.        2,689,545.5980    6.87    39,172,237.8750
        Special custody account for
        the exclusive benefit of
        customers
        101 Montgomery Street
        San Francisco, CA 94104-4122
COLUMBIA ASSET ALLOCATION FUND -- T
  C     NFSC                                 2,401.1430    5.95        40,334.3660
        Joseph W. Schaber
        Madonna Schaber
        Joseph Schaber
        4380 Glenhaven Rd.
        Cincinnati, OH 45238-6233
  C     Citigroup Global Markets, Inc.       2,371.5760    5.88        40,334.3660
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     American Enterprise Investment       3,243.6940    8.04        40,334.3660
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  C     American Enterprise Investment       2,294.9590    5.69        40,334.3660
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  Z     Bank of America NA               1,528,747.5120   14.15    10,801,768.1420
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA DIVIDEND INCOME FUND -- T
  C     Citigroup Global Markets, Inc.      15,187.3060    5.14       295,229.7460
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     Merrill Lynch Pierce Fenner &       68,567.1830    5.11     1,341,552.9850
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     SEI Private Trust Co.              660,776.7390   31.99     2,065,824.2480
        C/O Wachovia-Premier
        One Freedom Valley Drive
        Oaks, PA 19456
  Z     Bank of America NA              23,015,968.0850   96.26    23,909,540.5040
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA DISCIPLINED VALUE FUND -- T
  C     NFSC                                 2,712.7830    7.70        35,214.8440
        FBO John Boles
        603 W. Ojai Ave.
        Ojai, CA 93023-3732
  C     NFSC                                 1,899.7650    5.39        35,214.8440
        FBO Judith L. Davy
        7207 John McCain Road
        Colleyville, TX 76034-6805
  A     Pershing LLC                        39,282.1350   14.59       269,207.6540
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  C     Merrill Lynch Pierce Fenner &        7,385.1890   20.97        35,214.8440
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  C     First Clearing LLC                   2,425.7670    6.89        35,214.8440
        John B. Mercaldo
        129 Meadow Brook Rd.
        Oxford, CT 06478-4900
  Z     Bank of America NA              16,555,161.6120   81.28    20,369,108.5190
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA GROWTH STOCK FUND -- A
  C     Merrill Lynch Pierce Fenner &      134,688.9620    8.32     1,617,936.4870
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Columbia Thermostat Fund         2,609,393.3600    6.48    40,268,912.3550
        227 W. Monroe St. Ste. 3000
        Chicago, IL 60606-5018

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Charles Schwab & Co. Inc.        2,223,598.2100    5.52    40,268,912.3550
        Special custody account for
        the exclusive benefit of
        customers
        101 Montgomery Street
        San Francisco, CA 94104-4122
COLUMBIA YOUNG INVESTOR FUND -- A
  C     Merrill Lynch Pierce Fenner &       10,130.9890   15.83        63,997.8260
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  Z     Charles Schwab & Co. Inc.        4,112,089.6180    6.68    61,546,650.9960
        Special custody account for
        the exclusive benefit of
        customers
        101 Montgomery Street
        San Francisco, CA 94104-4122
COLUMBIA LARGE CAP CORE FUND -- T
  C     ADP Clearing & Outsourcing           4,089.0660    9.46        43,211.2210
        26 Broadway
        New York, NY 10004-1703
  C     FISERV Securities Inc.               2,706.9850    6.26        43,211.2210
        One Commerce Square
        2005 Market Street Suite 1200
        Philadelphia, PA 19103-7008
  C     First Clearing LLC                   2,242.4220    5.19        43,211.2210
        Roy E. Anger
        9130 Cherry Hill Ct.
        Fort Myers, FL 33908-3648
  C     American Enterprise Investment       3,622.2850    8.38        43,211.2210
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  C     American Enterprise Investment       2,881.9350    6.67        43,211.2210
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  Z     Bank of America NA              10,077,899.2020   37.26    27,046,939.8170
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA LARGE CAP GROWTH FUND -- T
  C     Charles H. Ventura                   8,947.5840   13.41        66,727.8220
        745 Distel Dr. Ste. 101
        Los Altos, CA 94022-1544
  Z     AMVESCAP National Trust Co.      7,990,495.7410   12.82    62,320,091.7890
        Fleetboston Financialsavings
        Plus
        P.O. Box 105779
        Atlanta, GA 30348-5779

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Bank of America NA              22,130,317.6800   35.51    62,320,091.7890
        411 N. Akard St.
        Dallas, TX 75201-3307
  C     Morgan Stanley DW Inc. FBO           7,137.8150   10.70        66,727.8220
        Harvey Bennett Jr.
        Harborside Financial Cntr.
        Plaza 3
        Jersey City, NJ 07311
COLUMBIA SMALL COMPANY EQUITY FUND -- T
  C     American Enterprise Investment       4,621.2120    7.09        65,146.9390
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  Z     Bank of America NA               6,870,868.6790   80.91     8,492,219.2920
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Bank of America                     82,247.3250   27.57       298,373.1210
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA SMALL CAP FUND -- T
  C     Citigroup Global Markets, Inc.     186,600.8270    5.29     3,530,696.8050
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &      247,038.8790    7.00     3,530,696.8050
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  Z     Bank of America NA              41,139,541.7370   72.15    57,019,362.1340
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc.        3,669,385.9010   32.36    11,340,609.6110
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  T     Charles Schwab & Co. Inc.        1,628,610.6250   19.93     8,172,044.4550
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122

                                                                       EXHIBIT 1

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "borrow[,] except from banks, other affiliated funds and other entities to the extent permitted by the [1940 Act] [Investment Company Act of 1940]."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[b]orrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the [Investment Company Act of 1940, as amended ("1940 Act")] [1940 Act]."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

The Fund may "[b]orrow from banks, other affiliated funds and other [entities] [persons] to the extent permitted by applicable law, provided [that] [the] [each] Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[b]orrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33 1/3% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings are outstanding, a Fund will not make any additional investments (including roll-overs). For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on stock indexes and (b) initial and variation margin for futures contracts will not be deemed to be issuances of senior securities or to be pledges of a Fund's assets."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

The Fund may not "[b]orrow from banks, other affiliated funds and other entities except to the extent permitted by applicable law and, provided the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

                                                                       EXHIBIT 2

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR
                                   SECURITIES

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "[i]ssue any senior security except to the extent permitted under the [1940 Act][Investment Company Act of 1940]."

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

Series of Columbia Funds Trust I
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Global Equity Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

The Fund may "[n]ot issue senior securities except as provided in paragraph [1] [4.] above and to the extent permitted [under] [by] the 1940 Act."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund

Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[b]orrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the [Investment Company Act of 1940, as amended (1940 Act)] [1940 Act]."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[b]orrow or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33 1/3% of the value of its total assets at the time of borrowing; or mortgage, pledge, or hypothecate any assets except in connection with such bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings are outstanding, a Fund will not make any additional investments (including roll-overs). For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on stock indexes and (b) initial and variation margin for futures contracts will not be deemed to be issuances of senior securities or to be pledges of a Fund's assets."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund

Series of Columbia Funds Trust III
Columbia Federal Securities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund

Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

The Fund may "[n]ot issue senior securities except as provided in paragraph 1 above to the extent permitted by the Act."

                                                                       EXHIBIT 3

    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

The Fund may not "[m]ake loans, although it may (a) participate in an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

The Fund may not "make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with certain other Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Global Equity Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

The Fund may "[m]ake loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[m]ake loans, except that the Fund may purchase or hold debt obligations, lend portfolio securities and enter into repurchase agreements, as described herein and in the prospectus."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[m]ake loans except to the extent permitted by the 1940 Act."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other affiliated registered open-end investment companies provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities."

                                                                       EXHIBIT 4

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF
                                  INVESTMENTS

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

The Fund may not "invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. government securities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

The Fund may not "invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund (however, in the case of a guarantor of securities (including an issuer of a letter of credit) the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets)."

Series of Columbia Funds Trust IV
Columbia Utilities Fund

The Fund may "[w]ith respect to 75% of total assets, not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[m]ake any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act."

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund

The Fund may not "[m]ake any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Florida Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment goal and policies and substantially the same investment restrictions as those applicable to the Fund). This limitation does not apply, however, to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Federal Securities Fund
Columbia Liberty Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or[,] with respect to 75% of total assets[,] purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase [the] voting securities of an issuer if, as a result of such purchase[s], [the] [a] Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

The Fund may not "[p]urchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[p]urchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) this 5% limitation does not apply to U.S. Government securities and (b) up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

                                                                       EXHIBIT 5

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
                                  COMMODITIES

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

The Fund may not "purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, except that it may enter into futures and options transactions."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[p]urchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[i]nvest in commodities, except that the Large Company Index Fund and the Small Company Index Fund may invest in stock index futures."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

The Fund may not "purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts."

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

The Fund may not "[p]urchase or sell commodities or commodity contracts except that a Fund may, to the extent consistent with its investment goal and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options."

Series of Columbia Funds Trust I
Columbia Tax-Managed Growth Fund

The Fund may "[n]ot invest in commodities, except that the Fund may purchase and sell futures contracts and related options to the extent that total initial margin and premiums on the contracts do not exceed 5% of its total assets."

                                                                       EXHIBIT 6

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL
                                     ESTATE

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

The Fund may not "purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein)."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

The Fund may not "[p]urchase or sell real estate or interests in real estate limited partnerships (other than securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities and to enter into futures and options transactions in accordance with its investment policies)."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[p]urchase or sell real estate or real estate limited partnerships interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein and may purchase securities issued by companies that invest or deal in any of the above."

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[p]urchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein)."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

The Fund may "[o]nly own real estate acquired as the result of owning securities and not more than 5% of total assets."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, [(]except that it may enter into (a) futures and options on futures and (b) forward contracts.[)]"

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund

The Fund may "[i]nvest up to 5% of its net assets in real estate as a result of owning securities (i.e., foreclosing and collateral)."

                                                                       EXHIBIT 7

  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF
                                   SECURITIES

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust V
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[u]nderwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund


The Fund may not "act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio."


Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

The Fund may "[u]nderwrite securities issued by others [only][except] when disposing of portfolio securities."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[u]nderwrite any issue of securities except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

The Fund may not "[u]nderwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

                                                                       EXHIBIT 8

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING
                              SECURITIES ON MARGIN

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Utilities Fund

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund

The Fund may "[p]urchase and sell futures contracts and related options so long as the total initial margin and premiums [on the contracts] do not exceed 5% of [its] total assets."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

The Fund may not "[p]urchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures and options transactions)."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[p]urchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund."

                                                                       EXHIBIT 9

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE
                         PURPOSE OF EXERCISING CONTROL

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[p]urchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities."

Series of Columbia Funds Trust VIII
Columbia Income Fund
Columbia Intermediate Bond Fund

The Fund may not "invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust III
Columbia Global Equity Fund

The Fund may not "[p]urchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective as the Fund."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[i]nvest in companies for the purpose of exercising control or management."

Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

                                                                      EXHIBIT 10

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING
                                  INVESTMENTS
                                 IN AN INDUSTRY

Series of Columbia Funds Trust III
Columbia Quality Plus Bond Fund

Series of Columbia Funds Trust XI
Columbia Asset Allocation Fund
Columbia Dividend Income Fund
Columbia Large Cap Core Fund
Columbia Large Cap Growth Fund
Columbia Disciplined Value Fund
Columbia Small Cap Fund
Columbia Small Company Equity Fund

The Fund may not "[c]oncentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities)."

Series of Columbia Funds Trust IX
Columbia High Yield Municipal Fund

The Fund may not "invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust V
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Intermediate Tax-Exempt Bond Fund

The Fund may not "[c]oncentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, and (b) with respect to the Florida Fund, investment of all the investable assets of the fund in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment goal and policies and substantially the same investment restrictions as those applicable to the Fund))."


Series of Columbia Funds Trust VIII

Columbia Income Fund
Columbia Intermediate Bond Fund

The Fund may not "invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of each investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) repurchase agreements, or (ii) securities of issuers in the financial services industry, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

Series of Columbia Funds Trust I
Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund
Columbia Tax-Managed Growth Fund

Series of Columbia Funds Trust III
Columbia Liberty Fund
Columbia Federal Securities Fund

Series of Columbia Funds Trust IV
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund

Series of Columbia Funds Trust VI
Columbia Small Cap Value Fund

The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of [such] purchase[s], the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Columbia Funds Trust V
Columbia U.S. Treasury Index Fund

The Fund may not "[p]urchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there shall be no limit on the purchase of U.S. Government securities."

Series of Columbia Funds Trust V
Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund


The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry."


Series of Columbia Funds Trust XI
Columbia Young Investor Fund
Columbia Growth Stock Fund

The Fund may not "invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund."

                                                                      EXHIBIT 11

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of           , 2005, is by
and among           (the "Acquired Trust"), a Massachusetts business trust, on
behalf of           (the "Acquired Fund");           (the "Acquiring Trust"), a
Massachusetts business trust on behalf of           (the "Acquiring Fund"); and
Columbia Management Advisors, Inc. ("Columbia").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4  With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 If applicable, as soon as practicable after the Closing Date, the Acquired Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.

2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.   CLOSING AND CLOSING DATE.

     3.1  The Closing Date shall be on           , 2005, or on such other date
          as the parties may agree. The Closing shall be held at   p.m. at
          Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

     3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquired Fund is a series of the Acquired Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

        (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

        (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;


        (q) Reserved;


        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) Reserved;

        (h) Reserved;

        (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

        (l) Reserved;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

     5.1 Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to elect the Board of Trustees of the Acquired Fund and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a

          Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice

          President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Acquired Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;


        (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;


        (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

     7.3  Reserved.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 Shareholders of the Acquired Fund shall have elected the nominees for Trustees of the Acquired Fund, set forth in the Proxy Statement.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

     8.4  Reserved.

     8.5 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

        (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the

            Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

        (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

        (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

        (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

          Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.   BROKERAGE FEES AND EXPENSES.

     9.1 The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2 All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by Columbia.


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

          If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     14.5 A copy of the Declaration of Trust of the Acquiring Trust and the Acquired Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.


               [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                       [NAME OF ACQUIRED FUND]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       [NAME OF ACQUIRING FUND]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       Solely for purposes of Paragraph 9.2 of
                                       the Agreement

                                       COLUMBIA MANAGEMENT ADVISORS, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A

       ACQUIRED FUND               AUTHORIZED CAPITAL
----------------------------  ----------------------------
----------------------------  ----------------------------
----------------------------  ----------------------------

* Converts to Class A shares after the expiration of a period of time.

COLUMBIA MANAGEMENT

                                                                           PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-837-1888

                            NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ---------------------------------------------------
                            Shareholder sign here

                            ---------------------------------------------------
                            Co-owner sign here

                            ---------------------------------------------------
                            Date                                       CNT_15318





FUNDS                                               FUNDS                                          FUNDS
-----                                               -----                                          -----
Fundname Drop In 1                                  Fundname Drop In 2                             Fundname Drop In 3
Fundname Drop In 4                                  Fundname Drop In 5                             Fundname Drop In 6
Fundname Drop In 7                                  Fundname Drop In 8                             Fundname Drop In 9




PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:  [X]


---------------------------------------------------------------------------
[ ] To vote FOR ALL Proposals for all funds mark this box. No other vote is necessary.
---------------------------------------------------------------------------

1.  TO ELECT TRUSTEES:

     01.  Douglas A. Hacker         02.  Janet Langford Kelly           03.  Richard W. Lowry           04.  Charles R. Nelson
     05.  John J. Neuhauser         06.  Patrick J. Simpson             07.  Thomas E. Stitzel          08.  Thomas C. Theobald
     09.  Anne-Lee Verville         10.  Richard L. Woolworth           11.  William E. Mayer



         To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

                                            FOR          WITHHOLD        FOR ALL
                                            ALL            ALL            EXCEPT
Fundname Drop In 1                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 2                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 3                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 4                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 5                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 6                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 7                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 8                          [ ]            [ ]            [ ]
                                                                                ---------------------------------
Fundname Drop In 9                          [ ]            [ ]            [ ]
                                                                                ---------------------------------

2.a. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS, AND ISSUING SENIOR SECURITIES.

                    FOR  AGAINST  ABSTAIN                        FOR  AGAINST ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2   [ ]    [ ]   [ ]       Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5   [ ]    [ ]   [ ]       Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8   [ ]    [ ]   [ ]       Fundname Drop In 9  [ ]    [ ]     [ ]

2.b. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]


2.c. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]



2.d. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]

2.e. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]


2.f. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]


2.g. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN.


                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]

2.h. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL.


                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]



2.i. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]



2.j. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]      Fundname Drop In 6  [ ]    [ ]     [ ]
Fundname Drop In 7  [ ]    [ ]     [ ]      Fundname Drop In 8  [ ]    [ ]     [ ]      Fundname Drop In 9  [ ]    [ ]     [ ]


2.k. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING ILLIQUID SECURITIES.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]



2.l. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]      Fundname Drop In 3  [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]      Fundname Drop In 5  [ ]    [ ]     [ ]


2.m. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS.

                    FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]      Fundname Drop In 2  [ ]    [ ]     [ ]



                                    CNT_15318